As filed with the Securities and Exchange Commission on December 4, 2000
                                                Securities Act File No. ________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. [ ]

                        Post-Effective Amendment No. [ ]


                              PILGRIM MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)


              7337 East Doubletree Ranch Road, Scottsdale, AZ 85258
               (Address of Principal Executive Offices) (Zip Code)


                                 (800) 992-0180
                  (Registrant's Area Code and Telephone Number)


                                James M. Hennessy
                          ING Pilgrim Investments, Inc.
                         7337 East Doubletree Ranch Road
                              Scottsdale, AZ 85258
                     (Name and Address of Agent for Service)

                                 With copies to:
                             Jeffrey S. Puretz, Esq.
                                     Dechert
                              1775 Eye Street, N.W.
                              Washington, DC 20006

                            ------------------------

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.

--------------------------------------------------------------------------------

            It is proposed that this filing will become effective on January 3, 2001, pursuant to Rule 488 under the Securities Act of 1933.

--------------------------------------------------------------------------------

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

================================================================================

                     Pilgrim Emerging Markets Value Fund and
                     Pilgrim Worldwide Emerging Markets Fund
                         7337 East Doubletree Ranch Road
                              Scottsdale, AZ 85258
                                 (800) 992-0180

                               _____________, 2001

     Your Board of Directors/Trustees has called a Special Meeting of Shareholders of Pilgrim Emerging Markets Value Fund ("Emerging Markets Value Fund") and Pilgrim Worldwide Emerging Markets Fund ("Worldwide Emerging Markets Fund"), as applicable, each scheduled to be held at _______ [a.m./p.m.], local time, on ___________, 2001, at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

     The Board of Directors/Trustees of Emerging Markets Value Fund and Pilgrim Worldwide Emerging Markets Fund each have approved a reorganization of each of these funds into Pilgrim Emerging Countries Fund ("Emerging Countries Fund"), which is managed by ING Pilgrim Investments, Inc. ("ING Pilgrim Investments") and is part of the Pilgrim Funds (the "Reorganizations"). If approved by shareholders, you would become a shareholder of Emerging Countries Fund on the date that the Reorganizations occur. Emerging Countries Fund has investment objectives and policies that are similar in many respects to those of Emerging Markets Value Fund and Worldwide Emerging Markets Fund.

     You are being asked to vote to approve Agreements and Plans of Reorganization. The accompanying documents describe the proposed transactions and compare the policies and expenses of each of the Funds for your evaluation.

     After careful consideration, the Board of Directors/Trustees of Emerging Markets Value Fund and Worldwide Emerging Markets Fund each unanimously approved this proposal and recommended that shareholders vote "FOR" the proposal.

     A Proxy Statement/Prospectus that describes the Reorganizations is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided at your earliest convenience.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN __________, 2001.

     The Funds are using Shareholder Communications Corporation, a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the meeting approaches, if we have not already heard from you, you may receive a telephone call from Shareholder Communications Corporation reminding you to exercise your right to vote.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                   Sincerely,

                                   Robert W. Stallings
                                   President

                     Pilgrim Emerging Markets Value Fund and
                     Pilgrim Worldwide Emerging Markets Fund
                         7337 East Doubletree Ranch Road
                              Scottsdale, AZ 85258
                                 (800) 992-0180

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                       PILGRIM EMERGING MARKETS VALUE FUND
                   AND PILGRIM WORLDWIDE EMERGING MARKETS FUND
                         SCHEDULED FOR ___________, 2001

To the Shareholders:

     A Special Meeting of Shareholders of both Pilgrim Emerging Markets Value Fund and Pilgrim Worldwide Emerging Markets Fund ("Special Meeting") is scheduled for _________, 2001, at _______ [a.m./p.m.], local time, at 7337 East
Doubletree Ranch Road, Scottsdale, AZ 85258.

     At the Special Meeting, you will be asked to consider and approve the following:

     1. Emerging Markets Value Fund only. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Pilgrim Emerging Markets Value Fund by Pilgrim Emerging Countries Fund;

     2. Worldwide Emerging Markets Fund only. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Pilgrim Worldwide Emerging Markets Fund by Pilgrim Emerging Countries Fund; and

     3. Both Funds. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

     Shareholders of record at the close of business on ___________, 2000, are entitled to notice of and the right to vote at the Special Meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.

                        By Order of the Board of Directors/Trustees

                        James M. Hennessy,
                        Secretary


______________, 2000

                                TABLE OF CONTENTS


INTRODUCTION .............................................................   1
SUMMARY ..................................................................   2
COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES .......................   4
   Comparison of Portfolio Characteristics ...............................   5
   Relative Performance ..................................................   6
   Comparison of Investment Techniques and Risks of the Funds ............   7
COMPARISON OF FEES AND EXPENSES ..........................................   8
   Total Operating Expenses ..............................................   8
   Expense Table .........................................................   9
   General Information ...................................................  11
ADDITIONAL INFORMATION ABOUT EMERGING COUNTRIES FUND .....................  12
   Investment Personnel ..................................................  12
   Performance of Emerging Countries Fund ................................  13
INFORMATION ABOUT THE REORGANIZATION .....................................  15
ADDITIONAL INFORMATION ABOUT THE FUNDS ...................................  17
GENERAL INFORMATION ABOUT THE PROXY STATEMENT ............................  18
   Solicitation of Proxies ...............................................  18
   Voting Rights .........................................................  18
   Other Matters to Come Before the Meeting ..............................  19
   Shareholder Proposals .................................................  19
   Reports to Shareholders ...............................................  20
APPENDIX A ............................................................... A-1
APPENDIX B ............................................................... B-1
APPENDIX C ............................................................... C-1
APPENDIX D ............................................................... D-1
APPENDIX E ............................................................... E-1
APPENDIX F ............................................................... F-1

                           PROXY STATEMENT/PROSPECTUS
                  SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR
                             _________________, 2001

                       PILGRIM EMERGING MARKETS VALUE FUND
                      (a series of Pilgrim Mayflower Trust)

                                       and

                   PILGRIM WORLDWIDE EMERGING MARKETS FUND
          (a series of Pilgrim Worldwide Emerging Markets Fund, Inc.)

                      Relating to the Reorganizations into

                         PILGRIM EMERGING COUNTRIES FUND
                       (a series of Pilgrim Mutual Funds)
                 (each, a "Fund," and collectively, the "Funds")

                                  INTRODUCTION

     This Proxy Statement/Prospectus provides you with information about two proposed transactions. These transactions involve the transfer of all the assets and liabilities of Pilgrim Emerging Markets Value Fund ("Emerging Markets Value Fund") and Pilgrim Worldwide Emerging Markets Fund ("Worldwide Emerging Markets Fund") (each a "Disappearing Fund," collectively, the "Disappearing Funds") to Pilgrim Emerging Countries Fund ("Emerging Countries Fund") in exchange for shares of Emerging Countries Fund (each, a "Reorganization," and collectively, the "Reorganizations"). Each Disappearing Fund would then distribute to its shareholders their portion of the shares of Emerging Countries Fund it receives in the Reorganizations. The result would be a liquidation of each of the Disappearing Funds. You would receive shares of Emerging Countries Fund having an aggregate value equal to the aggregate value of the shares you held of Emerging Markets Value Fund and/or Worldwide Emerging Markets Fund, as applicable, as of the close of business on the business day of the closing of the Reorganizations. You are being asked to vote on the Agreements and Plans of Reorganization through which these transactions would be accomplished.

     Because you, as a shareholder of one or both of the Disappearing Funds, are being asked to approve transactions that will result in your holding of shares of Emerging Countries Fund, this Proxy Statement also serves as a Prospectus for Emerging Countries Fund.

     This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about Emerging Countries Fund that you should know before investing. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Funds, see the Prospectus included herewith (the "Pilgrim Prospectus") dated November 1, 2000, and the Statement of Additional Information for Emerging Markets Value Fund and Emerging Countries Fund dated November 1, 2000, and for Worldwide Emerging Markets Fund dated July 31, 2000, which may be obtained, without charge, by calling (800) 992-0180. Each of the Funds also provides periodic reports to its shareholders which highlight certain important information about the Funds, including investment results and financial information. The annual report for Emerging Countries Fund dated June 30, 2000, is incorporated herein by reference. You may receive a copy of the most recent annual report for any of the Funds and a copy of any more recent semi-annual report, without charge, by calling (800) 992-0180.

     You may also obtain proxy materials, reports and other information filed by Emerging Countries Fund from the Securities and Exchange Commission's ("SEC") Public Reference Room (1-800-SEC-0330) or from the SEC's internet website at www.sec.gov.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY

     You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Pilgrim Prospectus, and the Agreements and Plans of Reorganization, which are attached hereto as Appendix B and Appendix C.

     THE PROPOSED REORGANIZATIONS. On November 2, 2000, the Board of Trustees of Emerging Markets Value Fund and the Board of Directors of Worldwide Emerging Markets Fund each approved an Agreement and Plan of Reorganization (each a "Reorganization Agreement" and collectively, the "Reorganization Agreements"). Subject to shareholder approval, each Reorganization Agreement provides for:

     * the transfer of all of the assets of the relevant Disappearing Fund to Emerging Countries Fund, in exchange for shares of Emerging Countries Fund;

     * the assumption by Emerging Countries Fund of all of the liabilities of the Disappearing Fund;

     * the distribution of Emerging Countries Fund shares to the shareholders of the relevant Disappearing Fund; and

     *    the complete liquidation of the Disappearing Fund.

     The Reorganizations are expected to be effective upon the opening of business on ___________, 2001, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganizations, each shareholder of Class A, Class B and Class C, as applicable, shares of the Disappearing Funds would become a shareholder of the same Class of shares of Emerging Countries Fund. Each shareholder would hold, immediately after the Closing, shares of each Class of the Emerging Countries Fund having an aggregate value equal to the aggregate value of the shares of that same Class of the Emerging Markets Value Fund and/or the Worldwide Emerging Markets Fund, as applicable, held by that shareholder as of the close of business on the business day of the Closing.

     The Reorganizations are two of many reorganizations that are proposed among various Pilgrim Funds. The Pilgrim fund complex has grown in recent years through the addition of many funds. Management of the Pilgrim Funds has proposed the consolidation of a number of Pilgrim Funds that management believes have similar or compatible investment policies. The proposed reorganizations are designed to reduce the overlap in funds in the complex, thereby eliminating duplication of costs and other inefficiencies arising from having similar portfolios within the same fund group. ING Pilgrim Investments, Inc. ("ING Pilgrim Investments") also believes that the reorganizations may benefit fund shareholders by resulting in surviving funds with a greater asset base. This is expected to achieve economies of scale for shareholders--here for shareholders of the Emerging Markets Value Fund--and may provide greater investment opportunities for the surviving funds or the potential to take larger portfolio positions.

     Information comparing the Funds follows. A few important points to note are:

     *    The Funds have investment objectives and policies that are similar;

     * The proposed Reorganizations are expected to result in a reduction of operating expenses for shareholders of Emerging Markets Value Fund. They are not expected to result in an immediate reduction in expenses for shareholders of Worldwide Emerging Markets Fund, although these shareholders will participate in a larger fund and should enjoy the benefit of more assets at work, which can result in greater diversification and/or larger portfolio positions. For example, the operating expenses, expressed as a percentage of net asset value per share for Class A shares, are as follows:

          * Expenses of Emerging Markets Value Fund (based on the twelve month period ended June 30, 2000): 2.15%

          * Expenses of Worldwide Emerging Markets Fund (based on the twelve month period ended June 30, 2000):(1) 1.87%

          * Expenses of Emerging Countries Fund before management subsidies (based on the twelve month period ended June 30, 2000): 2.28%

          * Expenses of Emerging Countries Fund after management subsidies (based on the twelve month period ended June 30, 2000): 2.13%

          * Projected Expenses of Emerging Countries Fund after the Reorganizations (PRO FORMA) and before management subsidies:
               2.18%

          * Projected Expenses of Emerging Countries Fund after the Reorganizations (PRO FORMA) and after management subsidies: 2.13%

----------
(1) Based upon expenses incurred by the Fund for the 12 month period ended June 30, 2000, adjusted for current expenses of contracts and 12b-1 plans which became effective when ING Pilgrim Investments became adviser to the Fund on July 26, 2000.

     * Each Fund has an investment objective that emphasizes long-term capital appreciation. Each Fund invests at least 65% of its total assets in emerging markets; however, the Funds differ in some aspects of the strategy described in the prospectus to attain their objective. Worldwide Emerging Markets Funds says it follows a "top-down" approach. Emerging Markets Value Fund says it follows a value approach. Emerging Countries Fund says it follows a growth approach.

     Approval of a Reorganization Agreement by a Disappearing Fund requires a quorum of the outstanding shares and the affirmative vote of a majority of the outstanding shares of the pertinent Disappearing Fund.

     AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF EMERGING MARKETS VALUE FUND AND THE BOARD OF DIRECTORS OF WORLDWIDE EMERGING MARKETS FUND UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATIONS. THE BOARDS RECOMMEND THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATIONS.

               COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

                       EMERGING MARKETS VALUE FUND          WORLDWIDE EMERGING MARKETS FUND     EMERGING COUNTRIES FUND
                       ---------------------------          -------------------------------     -----------------------
INVESTMENT OBJECTIVE   Seeks long-term capital              Seeks long-term growth of capital   Seeks maximum long-term capital
                       appreciation.                        primarily though investment in      appreciation.
                                                            equity securities and equity
                                                            equivalents of emerging market
                                                            companies.

INVESTMENT STRATEGIES  * Normally invests at least 65% of   * Normally invests at least 65% of  * Invests at least 65% of its net
                       its total assets in securities of    its total assets in equity          assets in securities of issuers
                       issuers located in countries with    securities and equity equivalents   located in at least three countries
                       emerging markets, including          of emerging market companies.       with emerging securities markets.
                       companies that may be smaller and                                        Countries with emerging securities
                       lesser known.                        * Emerging markets include          markets are those countries which
                                                            countries in Africa, Asia, Europe,  generally are considered to be
                       * Applies the techniques of "value   the Middle East and Latin America.  emerging market countries by the
                       investing" by seeking stocks that    An emerging market company is any   international financial community.
                       research indicates are priced below  company domiciled in an emerging
                       their long-term value.               market country or any company that  * May invest up to 35% of its total
                                                            derives 50% or more of its total    assets in securities of U.S. and
                       * May invest up to the greater of:   revenue from either goods or        other developed market issuers,
                       20% of its assets in any one         services produced or sold in        including investment-grade debt
                       country or industry; or 150% of the  countries with emerging markets.    securities of U.S. issuers.
                       weighting of the country or
                       industry in the Morgan Stanley       * May invest 35% of its assets in   * Normally invests at least 75% of
                       Capital International Emerging       equity securities of non-emerging   its total assets in common and
                       Markets Free (MSCI EMF) Index.       market companies, investment grade  preferred stock, warrants and debt securities denominated in the  convertible securities.
                       * May invest in common stocks;       currency of an emerging market
                       preferred stocks; American,          country or issued or guaranteed by  * In selecting securities of
                       European and Global depositary       an emerging market company or the   issuers located in emerging market
                       receipts; shares of closed-end       government of an emerging market    countries, the Adviser uses a
                       investment companies; and            country, short-term or medium-term  "bottom-up" fundamental analysis to
                       convertible securities.              debt securities or other types of   identify companies which it
                                                            securities.                         believes have good earnings growth
                                                                                                prospects and that can be bought at
                                                            * Uses a "top-down" approach that   a price which seems reasonable. The
                                                            compares macro trends, such as      Adviser seeks securities of
                                                            economics, politics, industry       emerging market issuers which are
                                                            trends and commodity trends.        relatively liquid and covered by
                                                            Countries are grouped regionally    professional securities analysts.
                                                            and globally and ranked based on
                                                            their macro scores. Companies in    * In selecting stocks listed in
                                                            countries receiving higher scores   developed markets, the portfolio
                                                            are selected as investments based   managers seek the most attractive
                                                            on fundamental research, industry   opportunities in such markets. For
                                                            themes and identifying specific     such securities, the portfolio
                                                            catalysts for growth.               managers use "bottom-up" analysis
                                                                                                to choose companies which offer
                                                                                                good value relative to their peers
                                                                                                in the same industry, sector or
                                                                                                region. They also use "top-down"
                                                                                                analysis to identify important
                                                                                                themes or issues which may affect
                                                                                                the investment environment in
                                                                                                certain regions or sectors and to
                                                                                                estimate regional market risks. In
                                                                                                conducting their fundamental
                                                                                                analysis, the portfolio managers
                                                                                                focus on various matters, including
                                                                                                valuation of the companies,
                                                                                                potential catalysts to stock price
                                                                                                appreciation, quality of management
                                                                                                and financial measures, especially
                                                                                                cash flow and cash flow return on
                                                                                                capital.

                                                                                                * May lend portfolio securities on
                                                                                                a short-term or long-term basis, up
                                                                                                to 30% of its total assets.

INVESTMENT ADVISER     ING Pilgrim Investments              ING Pilgrim Investments             ING Pilgrim Investments

SUB-ADVISER            Brandes Investment                   None                                None
                       Partners, L.P.

PORTFOLIO MANAGERS     Charles Brandes and Ian              Richard T. Saler, Phillip A.        Richard T. Saler, Phillip A.
                       Saunder                              Schwartz, Jan Wim Derks, Eric       Schwartz, Jan Wim Derks, Eric
                                                            Anderson and Bratin Sanyal          Anderson and Bratin Sanyal

As you can see from the chart above, the investment objectives and strategies of the Funds are similar.

COMPARISON OF PORTFOLIO CHARACTERISTICS

     The following table compares certain characteristics of the portfolios of the Funds as of June 30, 2000:(1)

                                EMERGING MARKETS VALUE FUND       WORLDWIDE EMERGING MARKETS FUND   EMERGING COUNTRIES FUND
                                ---------------------------       -------------------------------   -----------------------
Net Assets                      $15,141,786                       $123,664,711                      $254,493,959
Number of Holdings              58                                57                                82
As a percentage of net assets:
 Equity Securities (including
 convertibles)                  97.59%                            79.30%                            98.92%
 Foreign Securities
  Emerging Markets              63.96%                            57.20%                            68.63%
  Developed Markets             33.20%                            22.10%                            28.74%
 U.S. Securities                 0.43%                             0.00%                             1.55%
 Foreign Debt Instruments        0.00%                             0.00%                             0.00%
 Short-term U.S. Debt
  Instruments                    0.00%                            13.26%                             0.48%
Average market capitalization
of companies in portfolio:      $4.3 billion                      $3.7 billion                      $10.2 billion
Market capitalization range of
companies in portfolio:         $54.2 million to $66.8 billion    $7.2 million to $30.2 billion     $87.2 million to $55.6 billion
Portfolio Turnover Rate(1)      135.30%                           343.64%                           211.00%

Top 10 Countries                Brazil                    20.13%  Mexico                    13.92%  South Korea               16.51%
 (as of % of net assets)        China                      9.84%  South Korea               11.63%  Mexico                    15.70%
                                Mexico                     7.23%  India                     10.27%  Brazil                    11.72%
                                Israel                     6.62%  Brazil                     9.41%  Taiwan                    11.55%
                                Argentina                  6.22%  Turkey                     8.57%  India                      6.69%
                                South Korea                5.91%  Portugal                   5.27%  Israel                     6.28%
                                Chile                      5.39%  South Africa               5.05%  Hong Kong                  5.20%
                                Hong Kong                  5.19%  Hong Kong                  4.29%  Singapore                  4.43%
                                South Africa               4.80%  Taiwan                     3.06%  Turkey                     4.01%
                                Spain                      4.10%  Greece                     2.39%  Malaysia                   3.87%

Top 5 Industries                Telephone-Integrated      16.13%  Telecommunications        17.99%  Semiconductors            10.40%
(as a % of net assets)          Banks                     13.23%  Computer Software         14.18%  Telecommunication-Services 8.64%
                                Electric-Integrated       11.66%  Electrical & Electronics   9.83%  Telephone-Integrated       7.66%
                                Brewery                    7.19%  Banking                    8.65%  Electric                   7.01%
                                Oil Components-Integrated  6.53%  Media                      7.31%  Cellular
                                                                                                     Telecommunications        5.91%

Top 10 Holdings                 Telefonica SA              4.10%  Pararede Rts               5.54%  Samsung Electronics        6.89%
(as a % of net assets)          Telefonos de Mexico SA     3.24%  Korea Electric Power Corp. 3.60%  Telefonos de Mexico SA     5.27%
                                Korea Electric Power Corp. 3.23%  Yuxing Infotech Hldgs.     3.54%  Taiwan Semiconductor
                                South African                     Dimension Data Hldgs.              Manufacturing Co.         3.99%
                                 Breweries, PLC            3.05%  Wal-Mart De Mexico         3.10%  United Microelectronics
                                Korea Telecom              2.68%  HCL Technologies           3.08%   Corp. Ltd.                3.62%
                                CIA Paranaease De Enelgia  2.64%  Alcatel Teletas            3.03%  China Mobile
                                Telecom Argentina SA       2.53%  Centrais Eletrica Bras.    2.96%  (Hong Kong), Ltd.          3.62%
                                ECI Telecom Ltd.           2.51%  Banco Bradesco Pfd.        2.96%  Datacraft Asia, Ltd.       3.10%
                                DeBeers Consolidated Mines 2.47%  Cemex CPO                  2.94%  Korea Electric
                                Panamerican                                                          Power Corp.               3.04%
                                 Beverages, Inc.           2.37%                                    SK Telecom Co. Ltd.        2.76%
                                                                                                    Infosys Technologies Ltd.  2.50%
                                                                                                    Corp Interamericana
                                                                                                     de Entretenmiento SA      2.30%

----------
(1)  For the 12 month period ended June 30, 2000.

RELATIVE PERFORMANCE

         The following table shows, for certain periods, the average annual total return for: (a) Class A shares of Emerging Markets Value Fund; (b) Class A shares of Worldwide Emerging Markets Fund; (c) Class A shares of Emerging Countries Fund; and (d) the Morgan Stanley Capital International Emerging Markets Free ("MSCI EMF") Index. Performance of the Funds in the table does not reflect the deduction of sales charges, and would be lower if it did. The index has an inherent performance advantage over the Funds since it has no cash, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.


CALENDAR            EMERGING MARKETS   WORLDWIDE EMERGING   EMERGING COUNTRIES  MSCI EMF
YEAR/PERIOD ENDED    VALUE FUND(1)       MARKETS FUND(2)         FUND(3)        INDEX(4)
-----------------    -------------       ---------------         -------        --------
12/31/95                N/A                  -5.93%                6.34%          -5.19%
12/31/96                N/A                   7.38%               27.50%           6.03%
12/31/97                N/A                 -11.40%                9.44%         -11.58%
12/31/98                -22.58%             -29.06%              -22.19%         -25.34%
12/31/99                 67.11%             112.58%               75.80%          66.41%
1/1/00-9/30/00           -8.65%             -35.83%              -20.85%         -19.95%

----------
1.   Emerging Markets Value Fund commenced operations on January 1, 1998.
2. Prior to July 26, 2000, the Fund was advised by Lexington Management Corporation, which was acquired by the parent to ING Pilgrim Investments on July 26, 2000. ING Pilgrim Investments became the adviser on that same date.
3. Emerging Countries Fund commenced operations on November 28, 1994. Prior to October 1, 2000, the Fund was managed by a sub-adviser to the adviser, ING Pilgrim Investments. Prior to May 24, 1999, the prior sub-adviser was the adviser, rather than sub-adviser, to the Fund. For more information about the performance of Emerging Countries Fund, see "Additional Information about Pilgrim Emerging Countries Fund."
4. The MSCI EMF Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

COMPARISON OF INVESTMENT TECHNIQUES AND RISKS OF THE FUNDS

     Because the Funds have investment objectives and policies that are similar in many respects, many of the risks of investing in Emerging Countries Fund are similar to the risks of investing in the Disappearing Funds. A principal risk of an investment in any of the Funds is that you may lose money on your investment. Each Fund's shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the portfolio, investment policies, portfolio management, and other factors affect the volatility of each Fund's shares.

     EQUITY SECURITIES. Each Fund is subject to risks associated with investing primarily in equity securities, including market risks, issuer risk (including credit risks), price volatility risks, and market trend risks. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. Credit risk is the risk that an issuer may not be able to meet its financial obligations when due, including payments on outstanding debt. Market trend risk is the risk that the market may not favor the investment approach followed by each Fund, or may not favor equities at all. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Small and medium-sized companies may be more susceptible to greater price swings than larger companies because they have fewer financial resources, they have more limited product and market diversification, and many are dependent on a few key managers. Smaller companies also may experience relatively high growth rates and higher failure rates than do larger companies. The securities of smaller companies may trade in lower volumes and may be less liquid than the securities of larger, more established companies. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

     RISKS OF FOREIGN INVESTING. The Funds invest in foreign securities. Foreign investments may be riskier than U.S. investments for many reasons. There are certain risks in owning foreign securities, including: (i) fluctuations in currency exchange rates; (ii) devaluation of currencies; (iii) political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; (iv) reduced availability of public information concerning issuers; (v) accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; and (vi) limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

     RISKS OF EMERGING MARKET INVESTMENTS. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasonal financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

     CHANGE IN PORTFOLIO MANAGEMENT. The Emerging Countries Fund recently underwent a change in portfolio management. Since October 1, 2000, ING Pilgrim Investments has managed the Emerging Countries Fund directly; prior to that date, another investment adviser served as sub-adviser to the Fund. The current portfolio management structure was not in place at the time of the performance information presented in this Proxy Statement/Prospectus. Shareholders bear the risk that the new portfolio managers will not be able to sustain the Fund's historical relative performance.

                         COMPARISON OF FEES AND EXPENSES

     The following discussion describes and compares the fees and expenses of the Funds. For further information on the fees and expenses of Emerging Countries Fund, see "Appendix D: Additional Information Regarding Pilgrim Emerging Countries Fund."

TOTAL OPERATING EXPENSES

     The operating expenses of Emerging Countries Fund expressed as a ratio of expenses to average daily net assets ("expense ratio") for the year ended June 30, 2000, were slightly lower than those of Emerging Markets Value Fund, but higher than those of Worldwide Emerging Markets Fund, after giving effect to the expense limitation agreement for Emerging Countries Fund, described below. The operating expenses for Worldwide Emerging Markets Fund are based upon expenses incurred by the Fund for the 12 month period ended June 30, 2000, adjusted for current expenses of contracts and distribution plans which became effective when ING Pilgrim Investments became adviser to the Fund on July 26, 2000.

     EXPENSE LIMITATION ARRANGEMENTS. Expense limitation arrangements are in place for Emerging Countries Fund and Worldwide Emerging Markets Fund. Under the terms of the expense limitation agreements, ING Pilgrim Investments has agreed to limit the expenses of each Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment to ING Pilgrim Investments within three years. The current expense limitation agreement for Emerging Countries Fund will remain in effect through at least October 31, 2001. The expense limitations for Classes A, B and C shares of Emerging Countries Fund are 2.25%, 2.90% and 2.90%, respectively. The current expense limitation agreement for Worldwide Emerging Markets Fund will remain in effect through at least July 26, 2002. The expense limitation for Class A shares of Worldwide Emerging Markets Fund is 2.75%. Although ING Pilgrim Investments has implemented an expense limitation agreement for the Worldwide Emerging Markets Fund, the Fund's actual expenses are lower than the expense limitation contained in the agreement. There can be no assurance that the expense limitation agreements will be continued after the dates provided. An expense limitation agreement is not in place for Emerging Markets Value Fund. This information and similar information for the other classes is shown in the table below entitled "Annual Fund Operating Expenses."

     It is expected that the expense ratios of the Emerging Countries Fund after the Reorganizations will be 2.18%, 2.83% and 2.83%, for Classes A, B and C shares respectively, without taking into account any expense subsidies from management.

     MANAGEMENT FEE. Each Disappearing Fund has an annual management fee of 1.00% of the Fund's average daily net assets. Emerging Countries Fund has a higher annual management fee of 1.25%.

     DISTRIBUTION AND SERVICE FEES. For Emerging Countries Fund, the distribution (12b-1) and service fees for Class A shares are 0.35%, while for Class B and Class C shares, the distribution (12b-1) and service fees are 1.00%. For Emerging Markets Value Fund, the distribution (12b-1) and service fees for Class A shares are 0.30%, and for Class B and Class C shares, the distribution (12b-1) and service fees are 1.00%. For Worldwide Emerging Markets Fund, the distribution (12b-1) and service fees for Class A shares are 0.25% (and there are no Class B or Class C shares).

EXPENSE TABLE

     The current expenses of each of the Funds and estimated PRO FORMA expenses giving effect to the proposed Reorganizations are shown in the following table. Expenses for the Funds are annualized based upon the operating expenses incurred by Class A, Class B and Class C shares, as applicable, of the Funds for the period twelve month period ended June 30, 2000. PRO FORMA fees show estimated fees of Emerging Countries Fund after giving effect to the proposed Reorganizations, as adjusted to reflect changes in contractual changes. PRO FORMA numbers are estimated in good faith and are hypothetical, and reflect adjustments in anticipated applicable contractual charges.

ANNUAL FUND OPERATING EXPENSES (1) (UNAUDITED)
(expenses that are deducted from Fund assets, shown as a ratio of expenses to average daily net assets)

                                            Distribution
                                            (12b-1) and
                                            Shareholder                Total Fund
                              Management     Servicing      Other      Operating      Fee Waiver      Net Fund
                                Fees          Fees(2)      Expenses    Expenses      by Adviser(3)    Expenses
                                ----         --------      --------    --------      -------------    --------
CLASS A
Emerging Markets Value Fund     1.00%          0.30%         0.85%       2.15%             --          2.15%
Worldwide Emerging
Markets Fund(4)                 1.00%          0.25%         0.62%       1.87%             --          1.87%
Emerging Countries Fund         1.25%          0.35%         0.68%       2.28%          -0.15%         2.13%
Surviving Fund after
Reorganizations (PRO FORMA)     1.25%          0.35%         0.58%       2.18%          -0.05%         2.13%

CLASS B
Emerging Markets Value Fund     1.00%          1.00%         0.85%       2.85%             --          2.85%
Worldwide Emerging
Markets Fund                     N/A            N/A           N/A         N/A             N/A           N/A
Emerging Countries Fund         1.25%          1.00%         0.68%       2.93%          -0.15%         2.78%
Surviving Fund after
Reorganizations (PRO FORMA)     1.25%          1.00%         0.58%       2.83%          -0.05%         2.78%

CLASS C
Emerging Markets Value Fund     1.00%          1.00%         0.85%       2.85%             --          2.85%
Worldwide Emerging
Markets Fund                     N/A            N/A           N/A         N/A             N/A           N/A
Emerging Countries Fund         1.25%          1.00%         0.68%       2.93%           -0.15         2.78%
Surviving Fund after
Reorganizations (PRO FORMA)     1.25%          1.00%         0.58%       2.83%          -0.05%         2.78%

----------
1. The Emerging Countries Fund's, the Emerging Markets Value Fund's and the Worldwide Emerging Markets Fund's fiscal years end are June 30, October 31 and December 31, respectively. Expenses of the Emerging Countries Fund and Emerging Markets Value Fund are based upon expenses incurred by each Fund for the twelve month period ended June 30, 2000. Expenses for the Worldwide Emerging Markets Fund are based upon expenses incurred by the Fund for the 12 month period ended June 30, 2000, adjusted for current expenses of contracts and 12b-1 plans which became effective when ING Pilgrim Investments became adviser to the Fund on July 26, 2000. Pro forma expenses have been adjusted for anticipated applicable contractual changes.
2. As a result of distribution (Rule 12b-1) fees, a long-term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc.
3. ING Pilgrim Investments has entered into an expense limitation agreement that limits expenses (excluding interest, taxes, brokerage and extraordinary expenses) for Emerging Countries Fund to 2.25%, 2.90%, and 2.90% for Class A, Class B and Class C shares, respectively, subject to possible later recoupment. The expense limitation applies until October 31, 2001. ING Pilgrim Investments has an expense limitation agreement with Worldwide Emerging Markets Fund that limits expenses of Class A shares to 2.75%. The expense limitation applies until July 26, 2002. The Emerging Markets Value Fund is not subject to an expense limitation agreement.
4. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.

     Following the Reorganizations and in the ordinary course of business as a mutual fund, certain holdings of Emerging Markets Value Fund and Worldwide Emerging Markets Fund that will be transferred to Emerging Countries Fund in connection with the Reorganizations may be sold. Such sales may result in increased transactional costs for Emerging Countries Fund, and the realization of taxable gains or losses for Emerging Countries Fund.

     EXAMPLES. The examples are intended to help you compare the cost of investing in the each of the Funds and in the combined Fund on a PRO FORMA basis. The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.

You would pay the following expenses if you do redeem your shares:

               EMERGING MARKETS              WORLDWIDE EMERGING                 EMERGING                       PRO FORMA
                  VALUE FUND                    MARKETS FUND                  COUNTRIES FUND               THE FUNDS COMBINED
         ----------------------------   ----------------------------    ---------------------------    ---------------------------
          1       3      5      10       1       3       5      10       1       3       5     10       1       3       5     10
         YEAR   YEARS  YEARS   YEARS    YEAR   YEARS   YEARS   YEARS    YEAR   YEARS   YEARS  YEARS    YEAR   YEARS   YEARS  YEARS
         ----   -----  -----   -----    ----   -----   -----   -----    ----   -----   -----  -----    ----   -----   -----  -----
Class A  $781  $1,209  $1,663  $2,915   $754   $1,129  $1,528  $2,639   $779  $1,233  $1,712  $3,029   $779  $1,213  $1,673  $2,940
Class B  $788  $1,183  $1,704  $3,010*   N/A    N/A     N/A     N/A     $781  $1,193  $1,730  $3,088*  $781  $1,172  $1,689  $2,999*
Class C  $388  $  883  $1,504  $3,176    N/A    N/A     N/A     N/A     $381  $  893  $1,530  $3,241   $381  $  872  $1,489  $3,153

----------
* The ten-year calculations for Class B shares assume conversion of the Class B shares to Class A shares at the end of the seventh year, for Emerging Countries Fund, or eighth year, for the Disappearing Funds, following the date of purchase.

You would pay the following expenses if you did not redeem your shares:

               EMERGING MARKETS              WORLDWIDE EMERGING                 EMERGING                       PRO FORMA
                  VALUE FUND                    MARKETS FUND                  COUNTRIES FUND               THE FUNDS COMBINED
         ----------------------------   ----------------------------    ---------------------------    ---------------------------
          1       3      5      10       1       3       5      10       1       3       5     10       1       3       5     10
         YEAR   YEARS  YEARS   YEARS    YEAR   YEARS   YEARS   YEARS    YEAR   YEARS   YEARS  YEARS    YEAR   YEARS   YEARS  YEARS
         ----   -----  -----   -----    ----   -----   -----   -----    ----   -----   -----  -----    ----   -----   -----  -----
Class A  $781  $1,209  $1,663  $2,915   $754   $1,129  $1,528  $2,639  $779  $1,233  $1,712  $3,029   $779  $1,213  $1,673  $2,940
Class B  $288  $  883  $1,504  $3,010*   N/A    N/A     N/A     N/A    $281  $  893  $1,530  $3,088*  $281  $  872  $1,489  $2,999*
Class C  $288  $  883  $1,504  $3,176    N/A    N/A     N/A     N/A    $281  $  893  $1,530  $3,241   $281  $  872  $1,489  $3,153

----------
* The ten-year calculations for Class B shares assume conversion of the Class B shares to Class A shares at the end of the seventh year, for Emerging Countries Fund, or eighth year, for the Disappearing Funds, following the date of purchase.

GENERAL INFORMATION

     Class A, Class B and Class C shares of Emerging Countries Fund issued to a shareholder in connection with the Reorganizations will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding shares of Emerging Markets Value Fund or Worldwide Emerging Markets Fund held by that shareholder immediately prior to the Reorganizations.

     In addition, the period that a shareholder held shares of Emerging Markets Value Fund or Worldwide Emerging Markets Fund will be included in the holding period of Emerging Countries Fund shares for purposes of calculating any contingent deferred sales charge. The Funds are subject to the sales load structure described in the table below.

                       TRANSACTION FEES ON NEW INVESTMENTS
                    (fees paid directly from your investment)

                                               CLASS A     CLASS B     CLASS C
                                               -------     -------     -------
Maximum sales charge (load) imposed on
purchases (as a percentage of
offering price)                                5.75%(1)    None        None

Maximum deferred sales charge (load)
(as a percentage of the lower of
original purchase price or
redemption proceeds)                           None (2)    5.00% (3)   1.00% (4)

----------
(1) Reduced for purchases of $50,000 and over. See "Class A Shares: Initial Sales Charge Alternative" in Appendix D.
(2) A contingent deferred sales charge of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Class A Shares:
     Initial Sales Charge Alternative" in Appendix D.
(3) Imposed upon redemptions within 6 years of purchase. The fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in Appendix D and "Shareholder's Guide--Sales Charge Calculation" in the Pilgrim Prospectus.
(4)  Imposed upon redemptions within 1 year from purchase.

     Neither Emerging Countries Fund nor the Disappearing Funds have any redemption fees, exchange fees or sales charges on reinvested dividends.

              ADDITIONAL INFORMATION ABOUT EMERGING COUNTRIES FUND

     INVESTMENT PERSONNEL. Effective October 1, 2000, Richard T. Saler, Philip
A. Schwartz, Jan Wim Derks, Eric Anderson and Bratin Sanyal share responsibility for managing the Emerging Countries Fund.

     Richard T. Saler has served as a member of the portfolio management team that manages the Fund since June 2000. Mr. Saler has over 13 years of experience in international investments. He is Senior Vice President of ING Pilgrim Investments, and was Vice President with Lexington Management Corporation ("Lexington") prior to that firm's acquisition by the parent company of ING Pilgrim Investments in July, 2000. Mr. Saler has focused on international markets since joining Lexington in 1986.

     Phillip A . Schwartz has served as a member of the portfolio management team that manages the Fund since June 2000. Mr. Schwartz has over 12 years experience in international investments. He is a Senior Vice President at ING Pilgrim Investments, and held the same position with Lexington prior to that firm's recent acquisition. Prior to joining Lexington in 1993, he was Vice President of European Research Sales with Cheuvreux De Virieu in Paris and New York, serving the institutional market. Prior to Cheuvreux, Mr. Schwartz was affiliated with Olde and Co, and Kidder, Peabody as a stockbroker. He is also a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

     Effective October 1, 2000, the following individuals also serve as portfolio managers of the Fund:

     Jan Wim Derks is a Vice President of ING Pilgrim Investments, Inc. In additional to his role with ING Pilgrim Investments, Mr. Derks serves as Director, Global Emerging Markets Equities at ING Investment Management - Europe ("IIM-Europe"). Prior to joining IIM - Europe in 1997, Mr. Derks managed a Latin American equity fund with ABN AMRO. He has a degree in economics from Tilburg University and has the Dutch equivalent of the CFA, (VBA).

     Eric Anderson, CFA, is a Vice President of ING Pilgrim Investments. In addition to his role with ING Pilgrim Investments, Mr. Anderson also serves as Senior Portfolio Manager, Global Emerging Markets Equities at ING Investment Management - Americas ("IIM - Americas"). Prior to joining IIM - Americas in 1997, Mr. Anderson managed a Latin America equity portfolio and participated in the management of an emerging market debt portfolio at Offitbank in New York.

     Bratin Sanyal is a Vice President of ING Pilgrim Investments. In addition to his role with ING Pilgrim Investments, Mr. Sanyal serves as Senior Portfolio Manager, Global Emerging Markets Equities at IIM - Europe. Mr. Sanyal has held several positions with IIM - Europe, most recently as an Asian equity fund manager. Prior to joining IIM - Europe in 1993, he was an economist at the World Bank where he structured debt workouts for Highly Indebted Countries. Mr. Sanyal holds a Masters of Science in Physics from IIT, India and attained his PhD (ABD status) from Rutgers University, USA. He also received an MBA from Rutgers.

     PERFORMANCE OF EMERGING COUNTRIES FUND. The bar chart and table that follow provide an indication of the risks of investing in Emerging Countries Fund by showing (on a calendar year basis) changes in Emerging Countries Fund's annual total return from year to year and by showing (on a calendar year basis) how Emerging Countries Fund's average annual returns for one year, five years, ten years and since inception compare to those of the MSCI EMF Index. The information in the bar chart is based on the performance of the Class A shares of Emerging Countries Fund although the bar chart does not reflect the deduction of the sales load on Class A shares. If the bar chart included the sales load, returns would be lower than those shown. The Emerging Countries Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Total returns include reinvestment of dividends and capital gains distribution, if any. All indices are unmanaged.

                       CALENDAR YEAR-BY-YEAR RETURNS(1)(2)

                  1995     1996      1997      1998      1999(3)
                  ----     ----      ----      ----      -------
                  6.34%   27.50%     9.44%   -22.19%     75.80%

----------
(1) The chart indicates performance of the Fund up to the calendar year ended December 31, 1999. For the period January 1, 2000 to September 30, 2000, the Fund's year-to-date return was down 20.85%. The data does not reflect sales charges and would be lower if it did.
(2) During the period shown in the chart, the Fund's best quarterly performance was up 36.28% for the quarter ended December 31, 1999 and the Fund's worst quarterly performance was down 26.06% for the quarter ended September 30, 1998.
(3) Returns in 1999 were primarily achieved during unusually favorable conditions in the market, particularly for emerging market companies. (See "Comparison of Investment Techniques and Risks of the Funds" above.) You should not expect that such favorable returns can consistently be achieved.

     The table below shows what the average annual total returns of Emerging Countries Fund would equal if you averaged out actual performance over various lengths of time, compared to the MSCI EMF Index. The MSCI EMF Index has inherent performance advantages over Emerging Countries Fund since it has no cash in its portfolio, imposes no sales charges, and incurs no operating expenses. An investor cannot invest directly in an index. Emerging Countries Fund's performance reflected in the table assumes the deduction of the maximum sales charge in all cases.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999

                                                                       SINCE
                                              1 YEAR     5 YEARS       INCEPTION
                                              ------     -------       ---------
Emerging Countries Fund - Class A (1) (2)     65.74%     13.85%        12.58%
Emerging Countries Fund - Class B (1) (3)     69.71%        N/A        14.66%
Emerging Countries Fund - Class C (1) (4)     73.71%     14.38%        12.89%
MSCI EMF Index(5)(6)                          66.41%       2.00%        0.30%

----------
(1) Classes A and C commenced operations on November 28, 1994. Class B commenced operations on May 31, 1995.
(2)  Reflects deduction of sales charge of 5.75%.
(3) Reflects deduction of deferred sales charge of 5% and 1%, respectively, for 1 year and since inception returns.
(4) Reflects deduction of a deferred sales charge of 1.00% for the 1-year return.
(5) The MSCI EMF Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.
(6)  Since-inception performance for the index is shown from 12/01/94.

     The table below shows the performance of Emerging Countries Fund if sales charges are not reflected.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 1999

                                                                       SINCE
                                              1 YEAR     5 YEARS       INCEPTION
                                              ------     -------       ---------
Emerging Countries Fund - Class A (1) (2)     75.80%     15.21%        13.89%
Emerging Countries Fund - Class B (1) (3)     74.71%     N/A           14.93%
Emerging Countries Fund - Class C (1) (4)     74.71%     14.38%        12.89%
MSCI EMF Index(5)(6)                          66.41%      2.00%         0.30%

----------
(1) Classes A and C commenced operations on November 28, 1994. Class B commenced operations on May 31, 1995.
(2)  Reflects deduction of sales charge of 5.75%.
(3) Reflects deduction of deferred sales charge of 5% and 1%, respectively, for 1 year and since inception returns.
(4) Reflects deduction of a deferred sales charge of 1.00% for the 1-year return.
(5) MSCI EMF Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.
(6)  Since-inception performance for the index is shown from 12/01/94.

     For a discussion by the former sub-adviser regarding the performance of Emerging Countries Fund for the year ended June 30, 2000, see Appendix A to this Proxy Statement/Prospectus. Additional information about Emerging Countries Fund is included in Appendix D to this Proxy Statement/Prospectus. Additional information about the Disappearing Funds is included in the Pilgrim Prospectus dated November 1, 2000.

                      INFORMATION ABOUT THE REORGANIZATIONS

     THE REORGANIZATION AGREEMENTS. The Reorganization Agreements provide for the transfer of all of the assets and liabilities of the Disappearing Funds to Emerging Countries Fund in exchange for shares of Emerging Countries Fund. The Disappearing Funds will distribute the shares of Emerging Countries Fund received in the exchange to the shareholders of the Disappearing Funds and then each of the Disappearing Funds will be liquidated.

     After the Reorganizations, each shareholder of the Disappearing Funds will own shares in Emerging Countries Fund having an aggregate value equal to the aggregate value of each respective Class of shares in either Emerging Markets Value Fund or Worldwide Emerging Markets Fund held by that shareholder as of the close of business on the business day of the Closing. Shareholders of each Class of shares of the Disappearing Funds will receive shares of the corresponding Class of Emerging Countries Fund. In the interest of economy and convenience, shares of Emerging Countries Fund generally will not be represented by physical certificates unless requested in writing.

     Until the Closing, shareholders of the Disappearing Funds will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by Emerging Countries Fund for the redemption of its shares received by the shareholder in the Reorganization.

     The obligations of the Funds under the Reorganization Agreements are subject to various conditions, including approval of the shareholders of the Disappearing Funds. The Reorganization Agreements also require that each of the Funds take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreements. A Reorganization Agreement may be terminated by mutual agreement of the parties to the agreement or on certain other grounds. Please refer to Appendix B and Appendix C to review the terms and conditions of the Reorganization Agreements.

     REASONS FOR THE REORGANIZATIONS. The Reorganizations are two of many reorganizations that are proposed among various Pilgrim Funds. The Pilgrim Fund complex has grown in recent years through the addition of many funds. Management of the Pilgrim Funds has proposed the consolidation of a number of Pilgrim Funds that management believes have similar or compatible investment policies. The proposed reorganizations are designed to reduce the overlap in funds in the complex, thereby eliminating duplication of costs and other inefficiencies arising from having similar portfolios within the same fund group. ING Pilgrim Investments also believes that the reorganizations may benefit fund shareholders by resulting in surviving funds with a greater asset base. This is expected to achieve economies of scale for shareholders--here for shareholders of the Emerging Markets Value Fund--and may provide greater investment opportunities for the surviving funds or the potential to take larger portfolio positions.

     The proposed Reorganizations were presented to the Board of Trustees of Pilgrim Mayflower Trust and the Board of Directors of Pilgrim Worldwide Emerging Markets Fund, Inc., on behalf of Emerging Markets Value Fund and Worldwide Emerging Markets Fund, respectively, for consideration and approval at a meeting held on November 2, 2000. For the reasons discussed below, the Trustees/Directors, including all of the Trustees/Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of Pilgrim Mayflower Trust and Worldwide Emerging Markets Funds, Inc., determined that the interests of the shareholders of each of the Disappearing Funds will not be diluted as a result of the proposed Reorganizations, and that the proposed Reorganizations are in the best interests of the Disappearing Funds and their shareholders.

     The Reorganizations will allow the shareholders of the Disappearing Funds to continue to participate in a professionally managed portfolio which seeks to achieve an objective of appreciation or growth of capital. As shareholders of Emerging Countries Fund, these shareholders will continue to be able to exchange into other mutual funds in the group of Pilgrim Funds or ING Funds that offer the same Class of shares in which such shareholder is currently invested. A list of the Pilgrim Funds and Classes available after the Reorganizations is contained in Appendix E.

     BOARD CONSIDERATIONS. The Board of Trustees of Pilgrim Mayflower Trust and the Board of Directors of Pilgrim Worldwide Emerging Markets Fund, Inc., on behalf of Emerging Markets Value Fund and Worldwide Emerging Markets Fund, respectively, in recommending the proposed transactions, considered a number of factors, including the following:

(1) the plans of management to reduce overlapping funds in the Pilgrim Fund complex;
(2) expense ratios and information regarding fees and expenses of the Disappearing Funds and Emerging Countries Fund;
(3) estimates that show that combining the Funds is expected to result in a lower expense ratio for shareholders of the Emerging Markets Value Fund because of economies of scale expected to result from an increase in the asset size of the Emerging Countries Fund;
(4) whether the Reorganizations would dilute the interests of the Disappearing Funds' current shareholders;
(5) the relative investment performance and risks of Emerging Countries Fund as compared to the Disappearing Funds;
(6) the similarity of Emerging Countries Fund's investment objectives, policies, and restrictions with those of the Disappearing Funds; and
(7) the tax-free nature of the Reorganizations to the Disappearing Funds and their shareholders.

     The Boards also considered the future potential benefits to ING Pilgrim Investments in that its costs to administer the Funds and to limit the expenses of the Emerging Countries Fund will be reduced if the Reorganizations are approved.

THE BOARD OF TRUSTEES OF EMERGING MARKETS VALUE FUND AND THE BOARD OF DIRECTORS OF WORLDWIDE EMERGING MARKETS FUND RECOMMEND THAT SHAREHOLDERS APPROVE THE REORGANIZATIONS WITH EMERGING COUNTRIES FUND.

     TAX CONSIDERATIONS. The Reorganizations are intended to qualify for Federal income tax purposes as tax-free reorganizations under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither the Disappearing Funds nor their shareholders nor Emerging Countries Fund is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreements. As a condition to the Closing of the Reorganizations, the Funds will receive an opinion from the law firm of Dechert to the effect that the Reorganizations will qualify as tax-free reorganizations for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by Pilgrim Mayflower Trust, Pilgrim Worldwide Emerging Markets, Inc. and Pilgrim Mutual Funds.

     Immediately prior to the Reorganizations, each Disappearing Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Disappearing Fund's investment company taxable income for taxable years ending on or prior to the Reorganizations (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganizations (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Disappearing Funds' shareholders.

     As of December 31, 1999, Worldwide Emerging Markets Fund had accumulated capital loss carryforwards of approximately $36,059,469. As of June 30, 2000, Emerging Countries Fund had accumulated capital loss carryforwards of approximately $32,840,931. Emerging Markets Value Fund did not have any capital loss carryforwards as of October 31, 1999. After the Reorganizations, the losses of Emerging Countries Fund will be available to Emerging Countries Fund to offset its capital gains. Also, after the Reorganizations, the losses of Worldwide Emerging Markets Fund will be available to Emerging Countries Fund to offset its capital gains, although the amount of these losses which may offset Emerging Countries Fund's future capital gains in any given year will be limited. As a result of this limitation, it is possible that Emerging Countries Fund may not be able to use losses as rapidly as it might have had the Reorganizations not occurred, and part of these losses may not be useable at all. The ability of Emerging Countries Fund to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any of Emerging Countries Fund's capital loss carryforwards or those of Worldwide Emerging Markets Fund currently are available only to pre-reorganization shareholders of those Funds. After the Reorganizations, however, these benefits will inure to the benefit of all post-reorganization shareholders of Emerging Countries Fund.

     EXPENSES OF THE REORGANIZATIONS. ING Pilgrim Investments, adviser to the Funds, will bear half the cost of the Reorganizations. The Funds will bear the other half of the expenses relating to the respective proposed Reorganizations, including, but not limited to, the costs of solicitation of voting instructions and any necessary filings with the Securities and Exchange Commission. Of the Reorganization expenses allocated to the Funds, each Fund will bear a ratable portion based on its relative net asset value immediately before Closing.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     FORM OF ORGANIZATION. Emerging Countries Fund is a series of Pilgrim Mutual Funds, which is a Delaware business trust. Emerging Markets Value Fund is a series of Pilgrim Mayflower Trust, which is a Massachusetts business trust. Worldwide Emerging Markets Fund, Inc. is a corporation organized under the laws of the state of Maryland. Pilgrim Mutual Funds and Pilgrim Mayflower Trust are each governed by a Board of Trustees. Worldwide Emerging Markets Fund is governed by a Board of Directors. Each Board has eleven directors or trustees. The members of all Boards are identical.

     DISTRIBUTOR. ING Pilgrim Securities, Inc. (the "Distributor"), whose address is 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258, is the principal distributor for each of the Funds. The Emerging Countries Fund also offers other Classes of shares, which may have different sales charges and other expenses that may affect their performance. You can obtain more information about these other share Classes by calling (800) 992-0980.

     DIVIDENDS AND OTHER DISTRIBUTIONS. The Funds pay dividends from net investment income and net capital gains, if any, on an annual basis. Dividends, and distributions of each of the Funds are automatically reinvested in additional shares of the respective Class of the particular Fund, unless the shareholder elects to receive distributions in cash.

     If a Reorganization Agreement is approved by a Disappearing Fund's shareholders then as soon as practicable before the Closing, the Disappearing Fund will pay its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

         CAPITALIZATION. The following table shows on an unaudited basis the capitalization of each of the Funds as of June 30, 2000, and on a PRO FORMA basis as of June 30, 2000, giving effect to the Reorganizations:

                                                        NET ASSET VALUE     SHARES
                                         NET ASSETS       PER SHARE       OUTSTANDING
                                         ----------       ---------       -----------
EMERGING MARKETS VALUE FUND
Class A                                  $  5,675,000     $ 11.34            500,586
Class B                                  $  4,610,210     $ 11.26            409,401
Class C                                  $  4,856,576     $ 11.21            433,081

WORLDWIDE EMERGING MARKETS FUND
Class A                                  $123,664,711     $ 11.88         10,410,493

EMERGING COUNTRIES FUND
Class A                                  $ 75,311,162     $ 20.17          3,734,633
Class B                                  $ 30,321,732     $ 20.30          1,493,431
Class C                                  $ 29,610,258     $ 19.56          1,513,876
Class Q                                  $119,250,807     $ 20.74          5,749,575

PRO FORMA - EMERGING COUNTRIES FUND
INCLUDING EMERGING MARKETS VALUE FUND
AND WORLDWIDE EMERGING MARKETS FUND
Class A                                  $204,650,873     $ 20.17         10,146,300
Class B                                  $ 34,931,942     $ 20.30          1,720,785
Class C                                  $ 34,466,834     $ 19.56          1,762,108
Class Q                                  $119,250,807     $ 20.74          5,749,575

                  GENERAL INFORMATION ABOUT THE PROXY STATEMENT

     SOLICITATION OF PROXIES. Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about _______, 2001. Shareholders of the Disappearing Funds whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of ING Pilgrim Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. Pilgrim Mayflower Trust and Pilgrim Worldwide Emerging Markets Fund, Inc., on behalf of the Disappearing Funds, have retained Shareholder Communications Corporation, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Shareholders of the Disappearing Funds may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote.

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with Emerging Markets Value Fund or Worldwide Emerging Markets Fund, as applicable, a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Reorganization proposals and may vote in their discretion with respect to other matters not now known to the Board of Directors/Trustees, as applicable, of the Disappearing Funds that may be presented at the Special Meeting.

     VOTING RIGHTS. Shareholders of the Disappearing Funds are entitled to one vote for each share held as to any matter on which they are entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

     Shareholders of the Disappearing Funds at the close of business on _________, 2000 (the "Record Date") will be entitled to be present and give voting instructions for the Disappearing Funds at the Special Meeting with respect to their shares owned as of that Record Date. As of the Record Date, ______ shares of Emerging Markets Value Fund were outstanding and entitled to vote and _______ shares of Worldwide Emerging Markets Fund were outstanding and entitled to vote.

     Approval of a Reorganization requires the affirmative vote of a majority of the outstanding shares of the pertinent Disappearing Fund. In the event that shareholders of only one of these Funds approve the Reorganization, that particular Fund whose shareholders approved the Reorganization could be reorganized into the Emerging Countries Fund. The Fund not approving the Reorganization may continue to operate as a separate entity.

     For Emerging Markets Value Fund, the holders of a majority of the outstanding shares shall constitute a quorum. For Worldwide Emerging Markets Fund, the holders of one-third of the outstanding shares present in person or represented by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote present in person or by proxy may adjourn the meeting from time to time until a quorum is present.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will have the same effect as a vote against the Reorganization. The Disappearing Funds expect that, before the meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Funds understand that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.

     To the knowledge of Pilgrim Mayflower Trust, as of November 1, 2000, no current Trustee owns 1% or more of the outstanding shares of Emerging Markets Value Fund, and the officers and Trustees own, as a group, less than 1% of the shares of Emerging Markets Value Fund.

     To the knowledge of Pilgrim Worldwide Emerging Markets Fund, Inc., as of November 1, 2000, no current Director owns 1% or more of the outstanding shares of Worldwide Emerging Markets Fund, and the officers and Directors own, as a group, less than 1% of the shares of Worldwide Emerging Markets Fund.

     Appendix F hereto lists the persons that, as of November 1, 2000, owned beneficially or of record 5% or more of the outstanding shares of any Class of the Disappearing Funds or Emerging Countries Fund.

     OTHER MATTERS TO COME BEFORE THE MEETING. Pilgrim Mayflower Trust and Pilgrim Worldwide Emerging Markets Fund, Inc. do not know of any matters to be presented at the meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the meeting, the proxyholders will vote thereon in accordance with their best judgment.

     SHAREHOLDER PROPOSALS. Pilgrim Mayflower Trust and Pilgrim Worldwide Emerging Markets Fund, Inc. are not required to hold regular annual meetings and, in order to minimize their costs, do not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by management of either Disappearing Fund. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

     REPORTS TO SHAREHOLDERS. ING Pilgrim Investments will furnish, without charge, a copy of the most recent Annual Report for each Disappearing Fund and the most recent Semi-Annual Report succeeding the Annual Report, if any, on request. Requests for such reports should be directed to Pilgrim at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                               James M. Hennessy,
                               Secretary


________, 2000
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258

                                   APPENDIX A

     Set forth is an excerpt from Emerging Countries Fund's (the "Fund") Annual Report, dated June 30, 2000, regarding the Fund's performance, including a report from the former sub-adviser to the Fund--Nicholas-Applegate Capital Management.

                         PILGRIM EMERGING COUNTRIES FUND
                           PORTFOLIO MANAGER'S REPORT

     NICHOLAS-APPLEGATE CAPITAL MANAGEMENT - PORTFOLIO MANAGEMENT TEAM. Catherine Somhegyi, Chief Investment Officer; Pedro V. Marcal, Partner, Portfolio Manager; Ernesto Ramos, Ph.D., Portfolio Manager; Lawrence S. Speidell, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; Jessica Goncalves, Portfolio Manager; Jason Campbell, Portfolio Manager; Theodora Jamison, Investment Analyst; John Mazur, Investment Analyst; Andrew Parmet, Investment Analyst.

     GOAL. The Fund seeks to provide long-term capital appreciation through investing in companies of developing countries around the world.

     MARKET OVERVIEW. Stocks in the world's emerging countries trekked higher during the fiscal year ended June 30, 2000. The MSCI Emerging Markets Free Index increased 8.8%, largely due to impressive fourth quarter 1999 gains in the Europe, Middle East, and Africa (EMEA) region and Latin America.

     Gains in EMEA markets were attributable to the improvement in macroeconomic conditions in the region, such as strength in manufacturing output, a massive decrease in inflation, robust consumption and robust export growth.

     The MSCI Turkey Index turned in a stellar performance, up 118.0% for the 12-month period. Returns were driven by many factors, including:

*    Strong capital inflows resulting from the country's privatization program

* The Central Bank of Turkey's adoption of a new exchange rate regime in support of the government's disinflation program

*    An upgrade in Turkey's long-term credit rating by Standard & Poor's

     Israel and Russian markets also posted significant gains. The MSCI Israel Index advanced 60.9%. The election of reform-minded Vladimir Putin as Russia's prime minister buoyed stocks in the country, as did massive foreign currency reserves, a revival in domestic industry, and a boom in the price of oil-Russia's chief export. The MSCI Russia index rose 40.2% for the fiscal year.

     The MSCI EMF Latin America Index returned 16.7% in the period amid the continued strength in the region's economies. Strong fundamentals, such as increases in commodity prices, exports and industrial production boosted Latin American economies. Brazil was the region's top-performing market, with the MSCI Brazil Index advancing 52.2% during the period.

     Stocks in emerging Asian countries dipped slightly during the fiscal year as strength in Indian and Malaysian markets was offset by losses in Indonesia, the Philippines and Thailand. Nevertheless, Asian markets continued to benefit from the prevalent themes of strong earnings growth, increased exports to the United States and improving domestic economies.

     PERFORMANCE: The Fund's Class A shares, excluding sales charges, and Class Q shares provided a total return of 20.49% and 20.58%, respectively, substantially outperforming the MSCI EMF Index, which was up 9.47% for the same period.

     PORTFOLIO SPECIFICS: The Fund's relative outperformance was primarily attributable to stock selection in India and Mexico, as well as being in Singapore. The Fund's overweighting in technology also contributed to performance during the period.

     Among the Fund's best-performing stocks were Infosys Technologies, an Indian IT consulting and software services firm; SK Telecoms, a provider of cellular services in South Korea; Brazil's Petrobras, an integrated oil company; Dimension Data of South Africa, a systems integrator company; and China Telecom, a provider of cellular telecommunications to many of China's most economically developed provinces.

     On a bottom-up, fundamental basis, we increased the Fund's exposure to the technology stocks, while paring back holdings in the financial services and manufacturing sectors.

     MARKET OUTLOOK: We remain enthusiastic about the investment prospects for the world's emerging markets, particularly within the technology sector. We believe that technology will be at the core of the improvements in healthcare, education and business that these developing countries are seeking.

                                   11/28/94      6/95       6/96        6/97       6/98       6/99     6/30/00
                                   --------      ----       ----        ----       ----       ----     -------
Pilgrim Emerging Countries Fund
 Class A With Sales Charge         $10,000     $ 9,534     $11,724    $15,260    $12,265    $13,903    $16,751
Pilgrim Emerging Countries Fund
 Class A Without Sales Charge      $10,000     $10,114     $12,437    $16,187    $13,011    $14,748    $17,770
MSCI EMF Index                     $10,000     $ 8,896     $ 9,649    $10,887    $ 6,632    $ 8,536    $ 9,344

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2000

                                           SINCE INCEPTION      SINCE INCEPTION
                                           OF CLASS A AND C       OF CLASS B
                                1 YEAR        11/28/94             5/31/95
                                ------        --------             -------
Including Sales Charge:
   Class A(1)                   13.56%          9.67%                  --
   Class B(2)                   14.55%            --                11.23%
   Class C(3)                   18.63%          9.87%                  --

Excluding Sales Charge:
   Class A                      20.49%         10.83%                  --
   Class B                      19.55%            --                11.35%
   Class C                      19.63%          9.87%                  --

   MSCI EMF Index                9.47%         -1.21%(4)             1.03%(5)

     Based on an initial investment, the graph and table above illustrate the total return of Pilgrim Emerging Countries Fund against the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

                             8/31/95      6/96       6/97        6/98      6/99
                             -------      ----       ----        ----      ----
Pilgrim Emerging Countries
 Fund Class Q                $10,000     $11,624    $15,200     $12,351
Q MSCI EMF Index             $10,000     $10,865    $12,258     $ 7,467

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2000

                                                SINCE INCEPTION
                                                  OF CLASS Q
             1 YEAR                                 8/31/95
             ------                                 -------
             20.58%                                 11.51%
              9.47%                                  1.06%

     Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund

     Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

     This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

     The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

     Portfolio holdings are subject to change daily.

     (1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

     (2) Reflect deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

     (3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

     (4)  Since inception performance for index is shown from 12/01/94.

     (5)  Since inception performance for index is shown from 06/01/95.

     PRINCIPAL RISK FACTOR(S): International investing does pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets.

                                   APPENDIX B

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____ day of _____________, 2001, by and between Pilgrim Mutual Funds, a Delaware business trust ("Mutual Funds Trust") with its principal place of business at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, on behalf of its series, Pilgrim Emerging Countries Fund (the "Acquiring Fund"), and Pilgrim Mayflower Trust, a Massachusetts business trust ("Mayflower Trust") with its principal place of business at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, on behalf of its series, Pilgrim Emerging Markets Value Fund (the "Acquired Fund").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B and Class C voting shares of beneficial interest (no par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquired Fund and the Acquiring Fund are open-end, registered investment companies of the management type or a series thereof and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Trustees of the Mutual Funds Trust have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Trustees of the Mayflower Trust, have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1 Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B and Class C Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B and Class C Acquiring Fund Shares to be so credited to Class A, Class B and Class C Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B and Class C shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B and Class C Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

     1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

     2.1 The value of the Assets shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures and then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Trustees.

     2.2 The net asset value of a Class A, Class B and Class C Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Trustees.

     2.3 The number of the Class A, Class B and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B and Class C shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made by the Acquired Fund's designated record keeping agent and shall be subject to confirmation by the Acquiring Fund's record keeping agent and by each Fund's respective independent accountants.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be _____ ___, 2001, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

     3.2 The Acquired Fund shall direct State Street as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of any securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), in which the Acquired Fund's Assets are deposited and the Custodian, the Acquired Fund's Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3 The Acquired Fund shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B and Class C shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Fund or the Board of TRUSTEES of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 Except has been disclosed to the Acquiring Fund in a written instrument executed by an officer of the Mayflower Trust, the Mayflower Trust, on behalf of the Acquired Fund, represents and warrants to the Mutual Funds Trust as follows:

     (a) The Acquired Fund is duly organized as a series of Pilgrim Mayflower Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Massachusetts with power under Mayflower Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) Pilgrim Mayflower Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquired Fund will have good and marketable title the Assets and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

     (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Mayflower Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Mayflower Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Mayflower Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

     (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

     (h) Except as otherwise disclosed in writing to and accepted by the Mutual Funds Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquired Fund's financial condition or the conduct of its business. The Mayflower Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or the Acquired Fund's ability to consummate the transactions herein contemplated;

     (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at October 31, 1999, have been audited by PricewaterhouseCoopers LLP independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (j) Since October 31, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

     (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

     (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Mayflower Trust (recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Acquired Fund could, under certain circumstances, be held personally liable for obligations of the Acquired Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

     (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Mayflower Trust, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

     (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     4.2 Except has been disclosed to the Acquiring Fund in a written instrument executed by an officer of Mutual Funds Trust, Mutual Funds Trust, on behalf of the Acquiring Fund, represents and warrants to the Mayflower Trust as follows:

     (a) The Acquiring Fund is duly organized as a series of Mutual Funds Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under Mutual Funds Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) Mutual Funds Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

     (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Mutual Funds Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Mutual Funds Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Mutual Funds Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

     (g) Except as otherwise disclosed in writing to and accepted by Mayflower Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. Mutual Funds Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or ability to consummate the transactions herein contemplated;

     (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Portfolio of Investments of the Acquiring Fund at June 30, 2000, have been audited by KPMG LLP, independent auditors, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (i) Since June 30, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

     (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) For each taxable year of its operation (including the taxable year including the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, and has been eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code;

     (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Mutual Funds Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

     (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of Mutual Funds Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The Class A, Class B and Class C Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by Mutual Funds Trust;

     (o) The information to be furnished by the Mutual Funds Trust for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2 The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund covenants that the Class A, Class B and Class C Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

     5.7 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B and Class C Acquiring Fund Shares received at the Closing.

     5.8 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.9 Mayflower Trust, on behalf of the Acquired Fund, covenants that Mayflower Trust will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as Mutual Funds Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Mayflower Trust's, on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund shares to be delivered hereunder, and (b) Mutual Funds Trust's, on behalf of the Acquiring Fund's, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.10 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of Mayflower Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Mayflower Trust's election, to the performance by Mutual Funds Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of Mutual Funds Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2 Mutual Funds Trust shall have delivered to the Mayflower Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Mayflower Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Mutual Funds Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Mayflower Trust shall reasonably request;

     6.3 Mutual Funds Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Mutual Funds Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

     6.4 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of Mutual Funds Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at Mutual Funds Trust's election, to the performance by Mayflower Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of Mayflower Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2 Mayflower Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Mayflower Trust;

     7.3 Mayflower Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to Mutual Funds Trust and dated as of the Closing Date, to the effect that the representations and warranties of Mayflower Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Mutual Funds Trust shall reasonably request;

     7.4 Mayflower Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Mayflower Trust, on behalf of the Acquired Fund, on or before the Closing Date;

     7.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

     7.6 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Mayflower Trust, on behalf of the Acquired Fund, or Mutual Funds Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of Mayflower Trust's Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither Mutual Funds Trust nor Mayflower Trust may waive the conditions set forth in this paragraph 8.1;

     8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by Mutual Funds Trust or Mayflower Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5 The parties shall have received the opinion of Dechert addressed to Mutual Funds Trust and Mayflower Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert of representations it shall request of Mutual Funds Trust and Mayflower Trust. Notwithstanding anything herein to the contrary, neither Mutual Funds Trust nor Mayflower Trust may waive the condition set forth in this paragraph 8.5.

9.   BROKERAGE FEES AND EXPENSES

     9.1 Mutual Funds Trust, on behalf of the Acquiring Fund, and Mayflower Trust, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The expenses relating to the proposed Reorganization will be shared so that (1) half of such costs are borne by the investment adviser to the Acquired and Acquiring Funds, and (2) half are borne by the Acquired and Acquiring Funds and will be paid by the Acquired Fund and Acquiring Fund pro rata based upon the relative net assets of the Acquiring Fund and Acquired Fund as of the close of business on the record date for determining the shareholders of the Acquired Fund entitled to vote on the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 Mutual Funds Trust and Mayflower Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.  TERMINATION

     This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Acquired Fund or the Board of Trustees of the Acquiring Fund at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Mutual Funds Trust and Mayflower Trust; provided, however, that following the meeting of the shareholders of the Acquired Fund called by Mayflower Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B and Class C Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to Mutual Funds Trust or Mayflower Trust, 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, attn: James M. Hennessy, in each case with a copy to Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, attn: Jeffrey S. Puretz.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
     LIABILITY

     14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Mutual Funds Trust or Mayflower Trust personally, but shall bind only the trust property of such the Acquiring Fund or the Acquired Fund as provided in the Declaration of Trust of Mutual Funds Trust or Mayflower Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each party as provided in the Declaration of Trust of each party.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.


                                      PILGRIM MUTUAL FUNDS, on behalf of its
Attest:                               PILGRIM EMERGING COUNTRIES FUND series
_______________________________
SECRETARY                             By: _______________________________
                                      Its: ______________________________

                                      PILGRIM MAYFLOWER TRUST, on behalf of its
Attest:                               PILGRIM EMERGING MARKETS VALUE FUND series
_______________________________
SECRETARY                             By: _______________________________
                                      Its: ______________________________

                                   APPENDIX C

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____ day of _____________, 2001, by and between Pilgrim Mutual Funds, a Delaware business trust (the "Trust") with its principal place of business at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, on behalf of its series, Pilgrim Emerging Countries Fund (the "Acquiring Fund"), and Worldwide Emerging Markets Fund, Inc., a corporation (the "Company") organized under the laws of the state of Maryland with its principal place of business at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, on behalf of its sole series, the Pilgrim Worldwide Emerging Markets Fund (the "Acquired Fund").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A voting shares of beneficial interest (no par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquired Fund and the Acquiring Fund are open-end, registered investment companies of the management type or a series thereof and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Directors of the Company, have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1 Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to Class A shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A Acquiring Fund Shares to be so credited to Class A Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with
Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

     1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

     2.1 The value of the Assets shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Trustees.

     2.2 The net asset value of a Class A Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Trustees.

     2.3 The number of the Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made by the Acquired Fund's designated record keeping agent and shall be subject to confirmation by the Acquiring Fund's record keeping agent and by each Fund's respective independent accountants.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be _____ ___, 2001, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

     3.2 The Acquired Fund shall direct Brown Brothers Harriman & Co. as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of any securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), in which the Acquired Fund's Assets are deposited and the Custodian, the Acquired Fund's Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3 The Acquired Fund shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund, respectively, shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Acquired Fund or the Board of Trustees of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 Except has been disclosed to the Acquiring Fund in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquired Fund, represents and warrants to the Trust as follows:

     (a) The Acquired Fund is a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with power under its Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Acquired Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

     (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound, or
(ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound;

     (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

     (h) Except as otherwise disclosed in writing to and accepted by the Trust on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments of the Acquired Fund at December 31, 1999, have been audited by KPMG LLP, independent auditors, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (j) Since December 31, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

     (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

     (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

     (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

     (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     4.2 Except has been disclosed to the Acquired Fund in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Acquiring Fund, represents and warrants to the Company as follows:

     (a) The Acquiring Fund is a series of the Trust, which is a business trust duly organized, validly existing and in good-standing under the laws of the State of Delaware with power under the Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) the Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

     (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

     (g) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

     (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Portfolio of Investments of the Acquiring Fund at June 30, 2000, have been audited by KPMG LLP, independent auditors, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (i) Since June 30, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

     (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) For each taxable year of its operation (including the taxable year including the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date;

     (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

     (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The Class A Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Trust;

     (o) The information to be furnished by the Trust for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2 The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund covenants that the Class A Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

     5.7 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A Acquiring Fund Shares received at the Closing.

     5.8 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.9 The Company, on behalf of the Acquired Fund, covenants that the Company will, from time to time, as and when reasonably requested by the Trust, on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the Company's, on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Trust's, on behalf of the Acquiring Fund's, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.10 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Company to consummate the transactions provided for herein shall be subject, at the Company's election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2 The Trust shall have delivered to the Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Company shall reasonably request;

     6.3 The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

     6.4 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Trust's election to the performance by the Company, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2 The Company shall have delivered to the Acquiring Fund a statement of the Company's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Company;

     7.3 The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request;

     7.4 The Company, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquired Fund, on or before the Closing Date;

     7.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

     7.6 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company, on behalf of the Acquired Fund, or the Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Company's Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Trust nor the Company may waive the conditions set forth in this paragraph 8.1;

     8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust or the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5 The parties shall have received the opinion of Dechert addressed to the Company and the Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert of representations it shall request of the Trust and the Company. Notwithstanding anything herein to the contrary, neither the Trust nor the Company may waive the condition set forth in this paragraph 8.5.

9.   BROKERAGE FEES AND EXPENSES

     9.1 The Trust, on behalf of the Acquiring Fund, and the Company, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The expenses relating to the proposed Reorganization will be shared so that (1) half of such costs are borne by the investment adviser to the Acquired and Acquiring Funds, and (2) half are borne by the Acquiring Fund and the Acquired Fund and will be paid by the Acquired Fund and Acquiring Fund pro rata based upon the relative net assets of the Acquiring Fund and the Acquired Fund as of the close of business on the record date for determining the shareholders of the Acquired Fund entitled to vote on the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Trust and the Company agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.  TERMINATION

     This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors of the Acquired Fund or the Board of Trustees of the Acquiring Fund at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

12.      AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company and the Trust; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.      NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Trust or to the Company, 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, attn: James M. Hennessy, in each case with a copy to Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, attn: Jeffrey S. Puretz.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Declaration of Trust of the Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the Declaration of Trust of the Trust.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.


                                      PILGRIM MUTUAL FUNDS, on behalf of its
Attest:                               PILGRIM EMERGING COUNTRIES FUND series
_______________________________
SECRETARY                             By: _______________________________
                                      Its: ______________________________

                                      PILGRIM WORLDWIDE EMERGING MARKETS FUND,
                                      INC., on behalf of its sole series,
                                      PILGRIM WORLDWIDE EMERGING MARKETS FUND
Attest:
_______________________________
SECRETARY                             By: _______________________________
                                      Its: ______________________________

                                   APPENDIX D

        ADDITIONAL INFORMATION REGARDING PILGRIM EMERGING COUNTRIES FUND

                                SHAREHOLDER GUIDE

PILGRIM PURCHASE OPTIONS(TM)

     This Proxy Statement/Prospectus relates to three separate Classes of the Pilgrim Emerging Countries Fund (the "Fund"): Classes A, B and C, each of which represents an identical interest in the Fund's investment portfolio, but are offered with different sales charges and distribution (Rule 12b-1) and service fee arrangements. As described below and elsewhere in this Proxy Statement/Prospectus, the contingent deferred sales load structure and conversion characteristics of the Fund shares that will be issued to you in the reorganizations of Pilgrim Emerging Markets Value Fund ("Emerging Markets Value Fund") and Pilgrim Worldwide Emerging Markets Fund ("Worldwide Emerging Markets Fund") (each, a "Reorganization," and collectively, the "Reorganizations") will be the same as those that apply to Emerging Markets Value Fund and Worldwide Emerging Markets Fund shares held by you immediately prior to the Reorganizations, and the period that you held shares of Emerging Markets Value Fund and Worldwide Emerging Markets Fund will be included in the holding period of the Fund for purposes of calculating contingent deferred sales charges and determining conversion rights. Purchases of the shares of the Fund after the Reorganizations will be subject to the sales load structure and conversion rights discussed below.

     The sales charges and fees for each Class of shares of the Fund involved in the Reorganizations are shown and contrasted in the chart below.

                                                     CLASS A        CLASS B        CLASS C
                                                     -------        -------        -------
Maximum Initial Sales Charge on Purchases            5.75%(1)       None           None
Contingent Deferred Sales Charge ("CDSC")            None(2)        5.00%(3)       1.00(4)
Annual Distribution (12b-1) and Service Fees (5)     0.35%          1.00%          1.00%
Maximum Purchase                                     Unlimited      $250,000       Unlimited
Automatic Conversion to Class A                      N/A            8 Years(6)     N/A

----------
(1)  Reduced for purchases of $50,000 and over.
(2) For investments of $1 million or more, a CDSC of no more than 1% may be assessed on redemptions of shares. See "Class A Shares: Initial Sales Charge Alternative" in this Appendix D.
(3) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in this Appendix D.
(4)  Imposed upon redemption within 1 year from purchase.
(5)  Annual asset-based distribution charge.
(6) Class B shares of the Fund purchased when the Fund was part of the Nicholas-Applegate Mutual Funds will convert to Class A shares after seven years from the date of the original purchase.

     The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined.

     CLASS A SHARES: INITIAL SALES CHARGE ALTERNATIVE. Class A shares of the Fund are sold at the net asset value ("NAV") per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class A shares sales charges, see "Special Purchases without a Sales Charge" and "Reduced Sales Charges" below.

                                    AS A % OF THE             AS A %
YOUR INVESTMENT                     OFFERING PRICE            OF NAV
---------------                     --------------            ------
Less than $50,000                   5.75%                     6.10%
$50,000 - $99,999                   4.50%                     4.71%
$100,000 - $249,999                 3.50%                     3.63%
$250,000 - $499,999                 2.50%                     2.56%
$500,000 - $1,000,000               2.00%                     2.04%

     There is no initial sales charge on purchases of $1,000,000 or more. However, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                                             PERIOD DURING
YOUR INVESTMENT                      CDSC                  WHICH CDSC APPLIES
---------------                      ----                  ------------------
$1,000,000 - $2,499,999              1.00%                      2 years
$2,500,000 - $4,999,999              0.50%                      1 year
$5,000,000 and over                  0.25%                      1 year

     Class A shares of the Fund issued in connection with the Reorganizations with respect to Class A shares of Emerging Markets Value Fund and Worldwide Emerging Markets Fund that were subject to a CDSC at the time of the Reorganizations, will be subject to a CDSC of up to 1% from the date of purchase of the original shares of Emerging Markets Value Fund and Worldwide Emerging Markets Fund.

     REDUCED SALES CHARGES. An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares of the Fund or other open-end funds in the Pilgrim funds or ING funds which offer Class A shares, or shares with front-end sales charges ("Participating Funds") by completing the Letter of Intent section of an Application to purchase Fund shares. Executing the Letter of Intent expresses an intention to invest during the next 13 months a specified amount, which, if made at one time, would qualify for a reduced sales charge. An amount equal to the Letter of Intent amount multiplied by the maximum sales charge imposed on purchases of the Fund and Class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the Statement of Additional Information for the Fund for details on the Letter of Intent option or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

     A sales charge may also be reduced by taking into account the current value of your existing holdings in the Fund or any other open-end funds in the Pilgrim Funds (excluding Pilgrim Money Market Fund) and ING Funds ("Rights of Accumulation"). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time. See the Statement of Additional Information for the Fund for details or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

     For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Pilgrim funds or ING funds which impose a CDSC may be combined with Class A shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of the Fund which imposes a CDSC.

     SPECIAL PURCHASES WITHOUT A SALES CHARGE. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent at (800) 992-0180, or see the Statement of Additional Information for the Fund.

     CLASS B SHARES: DEFERRED SALES CHARGE ALTERNATIVE. Class B shares are offered at their NAV per share without any initial sales charge. Class B shares that are redeemed within six years of purchase, however, will be subject to a CDSC as described in the table that follows. Class B shares of the Fund are subject to distribution and service fees at an annual rate of 1.00% of the average daily net assets of the Class, which is higher than the distribution and service fees of Class A shares. The higher distribution and service fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower NAV than Class A shares. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined. The amount of the CDSC is based on the lesser of the NAV of the Class B shares at the time of purchase or redemption. There is no CDSC on Class B shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

              YEAR OF REDEMPTION AFTER PURCHASE               CDSC
              ---------------------------------               ----
                         First                                5%
                         Second                               4%
                         Third                                3%
                         Fourth                               3%
                         Fifth                                2%
                         Sixth                                1%
                         After Sixth Year                     None

     Generally, Class B shares will automatically convert into Class A shares approximately eight years after purchase. Class B shares of the Fund issued in connection with the Reorganization with respect to Class B shares of Emerging Markets Value Fund will convert to Class A shares eight years after the purchase of the original shares of Emerging Markets Value Fund. Class B shares acquired when the Fund was a part of Nicholas-Applegate Mutual Funds will convert after seven years from the date of original purchase. For additional information on the CDSC and the conversion of Class B, see the Fund's Statement of Additional Information.

     CLASS C SHARES. Class C shares are offered at their NAV per share without an initial sales charge. Class C shares may be subject to a CDSC of 1% if redeemed within one year of purchase. The amount of the CDSC is based on the lesser of the NAV of the Class C shares at the time of purchase or redemption. There is no CDSC on Class C shares acquired through the reinvestment of dividends and capital gains distributions.

     WAIVERS OF CDSC. The CDSC will be waived in the following cases. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.

     1) The CDSC will be waived in the case of redemption following the death or permanent disability of a shareholder if made within one year of death or initial determination of permanent disability. The waiver is available only for those shares held at the time of death or initial determination of permanent disability.

     2) The CDSC also may be waived for Class B shares redeemed pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

     3) The CDSC also will be waived in the case of mandatory distributions from a tax-deferred retirement plan or an IRA.

     If you think you may be eligible for a CDSC waiver, contact the Shareholder Servicing Agent at (800) 992-0180.

     REINSTATEMENT PRIVILEGE. Class B and Class C shareholders who have redeemed their shares in any open-end Pilgrim fund or ING fund may reinvest some or all of the proceeds in the same share Class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. See the Statement of Additional Information for the Fund for details or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

     RULE 12B-1 PLAN. The Fund has a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to each Class of shares of the Fund ("Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, ING Pilgrim Securities, Inc. (the "Distributor"), may receive from the Fund an annual fee in connection with the offering, sale and shareholder servicing of the Fund's Class A, Class B and Class C shares.

     DISTRIBUTION AND SERVICING FEES. As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of shares of the Fund and in connection with services rendered to shareholders of the Fund, the Fund pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of the Fund's average daily net assets attributable to that Class):

                               SERVICING FEE             DISTRIBUTION FEE
                               -------------             ----------------
          Class A                  0.25%                      0.10%
          Class B                  0.25%                      0.75%
          Class C                  0.25%                      0.75%

     Fees paid under the Rule 12b-1 Plan may be used to cover the expenses of the Distributor from the sale of Class A, Class B and Class C shares of the Fund, including payments to Authorized Dealers, and for shareholder servicing. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     OTHER EXPENSES. In addition to the management fee and other fees described previously, the Fund pays other expenses, such as legal, audit, transfer agency and custodian fees, proxy solicitation costs, and the compensation of Trustees who are not affiliated with ING Pilgrim Investments, Inc. ("ING Pilgrim Investments"). Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each Class of shares are charged proportionately only to the outstanding shares of that Class.

     PURCHASING SHARES. The Fund reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $1,000 ($250 for IRAs). The minimum initial investment in the Fund is $1,000 ($250 for IRAs), and the minimum for additional investment in the Fund is $100. The minimum for a pre-authorized retirement plan is $100, and the minimum for additional investment is $100.

     The Fund and the Distributor reserve the right to reject any purchase order. Please note cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) will not be accepted. ING Pilgrim Investments reserves the right to waive minimum investment amounts.

     PRICE OF SHARES. When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

     DETERMINATION OF NET ASSET VALUE. The NAV of each Class of the Fund's shares is determined daily as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. New York City time) on each day that it is open for business. The NAV of each Class represents that Class' pro rata share of that Fund's net assets as adjusted for any Class specific expenses (such as fees under a Rule 12b-1 plan), and divided by that Class' outstanding shares. In general, the value of the Fund's assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. The NAV per share of each Class of the Fund will fluctuate in response to changes in market conditions and other factors. Portfolio securities for which market quotations are readily available are stated at market value. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Trustees. Valuing securities at fair value involves greater reliance on judgment then valuing securities that have readily available market quotations. For information on valuing foreign securities, see the Fund's Statement of Additional Information.

     PRE-AUTHORIZED INVESTMENT PLAN. You may establish a pre-authorized investment plan to purchase shares with automatic bank account debiting. For further information on pre-authorized investment plans, contact the Shareholder Servicing Agent at (800) 992-0180.

     RETIREMENT PLANS. The Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. Also available are prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("SSB") acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 992-0180. SSB currently receives a $12 custodian fee annually for the maintenance of such accounts.

     EXECUTION OF REQUESTS. Purchase and sale requests are executed at the NAV next determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "Purchase of Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern
Time), the shares will not be credited until the next business day.

     You will receive a confirmation of each new transaction in your account, which also will show you the number of shares of the Fund you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

     TELEPHONE ORDERS. The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions. Telephone redemptions may be executed on all accounts other than retirement accounts.

EXCHANGE PRIVILEGES AND RESTRICTIONS

     An exchange privilege is available. Exchange requests may be made in writing to the Transfer Agent or by calling the Shareholder Servicing Agent at
(800) 992-0180. There is no specific limit on exchange frequency; however, the Fund is intended for long term investment and not as a trading vehicle. ING Pilgrim Investments reserves the right to prohibit excessive exchanges (more than four per year). ING Pilgrim Investments reserves the right, upon 60 days' prior notice, to restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged.

     The Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

     Shares of one Class of the Fund generally may be exchanged for shares of that same Class of any other open-end Pilgrim Fund or ING Fund without payment of any additional sales charge. In most instances, if you exchange and subsequently redeem your shares, any applicable CDSC will be based on the full period of the share ownership. Shareholders exercising the exchange privilege with any other open-end Pilgrim Fund or ING Fund should carefully review the prospectus of that fund. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. You will automatically be assigned the telephone exchange privilege unless you mark the box on the Account Application that signifies you do not wish to have this privilege. The exchange privilege is only available in states where shares of the Fund being acquired may be legally sold.

     You will automatically have the ability to request an exchange by calling the Shareholder Service Agent at (800) 992-0180 unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.

     SYSTEMATIC EXCHANGE PRIVILEGE. With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same Class of any other open-end Pilgrim Fund or ING Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

     SMALL ACCOUNTS. Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

HOW TO REDEEM SHARES

     Shares of the Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business.

     SYSTEMATIC WITHDRAWAL PLAN. You may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount of $100 or more made to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. For additional information, contact the Shareholder Servicing Agent at (800) 992-0180, or see the Fund's Statement of Additional Information.

     PAYMENTS. Payment to shareholders for shares redeemed or repurchased ordinarily will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared which may take up to 15 days or more. To reduce such delay, all purchases should be made by bank wire or federal funds. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the Securities and Exchange Commission. The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash harmful to the Fund, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

                             MANAGEMENT OF THE FUND

     INVESTMENT MANAGER. ING Pilgrim Investments has overall responsibility for the management of the Fund. The Fund and ING Pilgrim Investments have entered into an agreement that requires ING Pilgrim Investments to provide or oversee all investment advisory and portfolio management services for the Fund. ING Pilgrim Investments provides the Fund with office space, equipment and personnel necessary to administer the Fund. The agreement with ING Pilgrim Investments can be canceled by the Board of Trustees of the Fund upon 60 days' written notice. Organized in December 1994, ING Pilgrim Investments is registered as an investment adviser with the Securities and Exchange Commission. As of September, 30, 2000, ING Pilgrim Investments managed over $20.7 billion in assets. ING Pilgrim Investments bears its expenses of providing the services described above. Investment management fees are computed and accrued daily and paid monthly.

     PARENT COMPANY AND DISTRIBUTOR. ING Pilgrim Investments and the Distributor are indirect, wholly owned subsidiaries of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with almost 100,000 employees.

     SHAREHOLDER SERVICING AGENT. ING Pilgrim Group, Inc. serves as Shareholder Servicing Agent for the Fund. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. The Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

     PORTFOLIO TRANSACTIONS. ING Pilgrim Investments will place orders to execute securities transactions that are designed to implement the Fund's investment objectives and policies. ING Pilgrim Investments will use its reasonable efforts to place all purchase and sale transactions with brokers, dealers and banks ("brokers") that provide "best execution" of these orders. In placing purchase and sale transactions, ING Pilgrim Investments may consider brokerage and research services provided by a broker to ING Pilgrim Investments or its affiliates, and the Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if ING Pilgrim Investments determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. In addition, ING Pilgrim Investments may place securities transactions with brokers that provide certain services to the Fund. ING Pilgrim Investments also may consider a broker's sale of Fund shares if ING Pilgrim Investments is satisfied that the Fund would receive best execution of the transaction from that broker.

                        DIVIDENDS, DISTRIBUTIONS & TAXES

     DIVIDENDS AND DISTRIBUTIONS. The Fund generally distributes most or all of its net earnings in the form of dividends. The Fund pays dividends and capital gains, if any, annually. Dividends and distributions will be determined on a Class basis.

     Any dividends and distributions paid by the Fund will be automatically reinvested in additional shares of the respective Class of that fund, unless you elect to receive distributions in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of the payment. You may, upon written request or by completing the appropriate section of the Account Application in the Pilgrim Prospectus, elect to have all dividends and other distributions paid on a Class A account in the Fund invested into a Pilgrim fund or ING fund which offers Class A shares.

     FEDERAL TAXES. The following information is meant as a general summary for U.S. shareholders. Please see the Fund's Statement of Additional Information for additional information. You should rely your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

     The Fund will distribute most of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

     Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

     You will receive an annual statement summarizing your dividend and capital gains distributions.

     If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

     There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

     As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                              FINANCIAL HIGHLIGHTS

For the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ending prior to June 30, 1999, the financial information was audited by other independent auditors.

                                                                     Class A
                                            ---------------------------------------------------------
                                                        Three
                                              Year      months
                                             Ended      ended
                                            June 30,   June 30,           Year Ended March 31,
                                              2000     1999(2)     1999      1998      1997     1996
                                              ----     -------     ----      ----      ----     ----
Per Share Operating Performance:
 Net asset value, beginning of period  $     16.74       13.43     17.39     17.20     14.03    11.00
 Income from investment operations:
 Net investment income (loss)          $     (0.20)      (0.05)    (0.06)     0.03     (0.06)   (0.04)
 Net realized and unrealized gains
 (loss) on investments                 $      3.63        3.36     (3.81)     1.22      3.51     3.15
 Total from investment operations      $      3.43        3.31     (3.87)     1.25      3.45     3.11
 Less distributions from:
 Net investment income                 $        --          --      0.02        --        --     0.02
 Net realized gains on investments     $        --          --      0.07      1.06      0.28     0.06
 Net asset value, end of period        $     20.17       16.74     13.43     17.39     17.20    14.03
 Total Return(3):                      %     20.49       24.65    (22.23)     8.06     24.79    28.43
Ratios/Supplemental Data:
 Net assets, end of period (000's)     $    75,311      53,483    47,180    71,014    38,688    4,718
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                   %      2.19        2.13      2.27      2.26      2.25     2.25
 Gross expenses prior to expense
 reimbursement(4)                      %      2.34        2.66      2.56      2.48      3.08     6.72
 Net investment income (loss) after
 expense reimbursement(4)(5)           %     (1.15)      (1.30)    (0.25)     0.55     (1.14)   (0.35)
 Portfolio turnover                    %       211          67       213       243       176      118


                                                                 Class B
                                        ------------------------------------------------------------
                                                     Three
                                           Year      months                                 May 31,
                                           Ended     ended                                1995(1) to
                                         June 30,   June 30,      Year Ended March 31,     March 31,
                                           2000      1999(2)    1999       1998     1997     1996
                                           ----      -------    ----       ----     ----     ----
Per Share Operating Performance:
 Net asset value, beginning of period  $   16.98     13.64      17.64     17.29     14.02     12.50
 Income from investment operations:
 Net investment income (loss)          $   (0.35)    (0.07)     (0.22)    (0.07)    (0.11)    (0.04)
 Net realized and unrealized gains
 (loss) on investments                 $    3.67      3.41      (3.70)     1.26      3.47      1.56
 Total from investment operations      $    3.32      3.34      (3.92)     1.19      3.36      1.52
 Less distributions from:
 Net investment income                 $      --        --         --        --        --        --
 Net realized gains on investments     $      --        --       0.08      0.84      0.09        --
 Net asset value, end of period        $   20.30     16.98      13.64     17.64     17.29     14.02
 Total Return(3):                      %   19.55     24.49     (22.23)     7.47     24.00     12.16
Ratios/Supplemental Data:
 Net assets, end of period (000's)     $  30,322    26,342     22,338    38,796    24,558     3,557
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                   %    2.84      2.75       2.91      2.91      2.90      2.90
 Gross expenses prior to expense
 reimbursement(4)                      %    2.99      3.28       3.20      3.06      3.66      7.58
 Net investment income (loss) after
 expense reimbursement(4)(5)           %   (1.80)    (1.92)     (0.80)    (0.20)    (1.77)    (1.05)
 Portfolio turnover                    %     211        67        213       243       176       118


                                                                     Class C
                                           -----------------------------------------------------------
                                                       Three
                                             Year      months
                                            Ended      ended
                                           June 30,   June 30,        Year Ended March 31,
                                             2000     1999(2)     1999      1998      1997      1996
                                             ----     -------     ----      ----      ----      ----
Per Share Operating Performance:
 Net asset value, beginning of period  $    16.35       13.14     16.98     16.81     13.71     10.79
 Income from investment operations:
 Net investment income (loss)          $    (0.32)      (0.07)    (0.27)    (0.12)    (0.10)    (0.05)
 Net realized and unrealized gains
 (loss) on investments                 $     3.53        3.28     (3.49)     1.26      3.37      2.97
 Total from investment operations      $     3.21        3.21     (3.76)     1.14      3.27      2.92
 Less distributions from:
 Net investment income                 $       --          --        --        --        --        --
 Net realized gains on investments     $       --          --      0.08      0.97      0.17        --
 Net asset value, end of period        $    19.56       16.35     13.14     16.98     16.81     13.71
 Total Return(3):                      %    19.63       24.43    (22.21)     7.47     23.94     27.30
Ratios/Supplemental Data:
 Net assets, end of period (000's)     $   29,610      24,230    19,246    36,986    29,376     4,345
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                   %     2.84        2.75      2.90      2.91      2.90      2.90
 Gross expenses prior to expense
 reimbursement(4)                      %     2.99        3.28      3.19      3.09      3.12      6.23
 Net investment income (loss) after
 expense reimbursement(4)(5)           %    (1.80)      (1.92)    (0.77)    (0.26)    (1.75)    (1.06)
 Portfolio turnover                    %      211          67       213       243       176       118

                                                                                   Class Q
                                                      ---------------------------------------------------------------
                                                       Year     Three months                               August 31,
                                                       ended       ended            Year Ended March 31,   1995(1) to
                                                      June 30,    June 30,    -------------------------     March 31,
                                                       2000       1999(2)     1999       1998      1997       1996
                                                       ----       -------     ----       ----      ----       ----
Per Share Operating Performance:
Net asset value, beginning of period            $      17.20       13.79      17.76      16.47     13.18      12.50
Income from investment operations:
Net investment income (loss)                    $      (0.16)      (0.04)     (0.01)      0.07     (0.04)      0.01
Net realized and unrealized gains (loss)
 on investments                                 $       3.70        3.45      (3.78)      1.33      3.37       0.67
Total from investment operations                $       3.54        3.41      (3.79)      1.40      3.33       0.68
Less distributions from:
Net investment income                           $         --          --       0.18         --        --         --
Net realized gains on investments               $         --          --         --       0.11      0.04         --
Net asset value, end of                         $      20.74       17.20      13.79      17.76     16.47      13.18
Total Return(3):                                %      20.58       24.73     (21.42)      8.60     25.29       5.44

Ratios/Supplemental Data:
Net assets, end of period (000's)               $    119,251      79,130     53,125     46,711     8,660        350
Ratio to average net assets:
Net expenses after expense reimbursement(4)(5)  %       2.09        1.90       1.94       1.91      1.91       1.90
Gross expenses prior to expense
reimbursement(4)                                %       2.24        2.43       2.23       2.43      4.20      44.24
Net investment income (loss) after expense
reimbursement(4)(5)                             %      (1.05)      (1.07)     (0.01)      1.06    (0.87)       0.47
Portfolio turnover                              %        211          67        213        243       176        118

(1)  Commencement of offering shares.
(2) Effective May 24, 1999, ING Pilgrim Investments, Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                                   APPENDIX E

The following is a list of the ING Funds, which are managed by an affiliate of ING Pilgrim Investments, and the Pilgrim Funds, and the classes of shares of each Fund that are expected to be offered at or shortly after the
Reorganization:

FUND                                                         CLASSES OFFERED
----                                                         ---------------
ING FUNDS
U.S. EQUITY
Internet Fund                                                A, B and C
Tax Efficient Equity Fund                                    A, B and C

GLOBAL/INTERNATIONAL EQUITY
European Equity Fund                                         A, B and C
Global Communications Fund                                   A, B and C
Global Information Technology Fund                           A, B and C

FIXED INCOME
High Yield Bond Fund                                         A, B and C
Intermediate Bond Fund                                       A, B and C
Money Market Fund                                            A, B, C and I
National Tax-Exempt Bond Fund                                A, B and C

PILGRIM FUNDS
U.S. EQUITY
Balanced Fund                                                A, B, C, Q and T
Bank and Thrift Fund                                         A and B
Convertible Fund                                             A, B, C and Q
Corporate Leaders Trust Fund                                 A
Growth and Income Fund                                       A, B, C and Q
Growth + Value Fund                                          A, B, C and Q
Growth Opportunities Fund                                    A, B, C, Q, I and T
LargeCap Growth Fund                                         A, B, C and Q
MagnaCap Fund                                                A, B, C, Q and M
MidCap Growth Fund                                           A, B, C and Q
MidCap Opportunities Fund                                    A, B, C, Q and I
Research Enhanced Index Fund                                 A, B, C, Q and I
SmallCap Growth Fund                                         A, B, C and Q
SmallCap Opportunities Fund                                  A, B, C, Q, I and T

GLOBAL/INTERNATIONAL EQUITY
Asia-Pacific Equity Fund                                     A, B and M
Emerging Countries Fund                                      A, B, C and Q
Gold Fund (to be renamed Precious Metals Fund)               A
International Fund                                           A, B, C and Q
International Core Growth Fund                               A, B, C and Q
International SmallCap Growth Fund                           A, B, C and Q
International Value Fund                                     A, B, C and Q
Troika Dialog Russia Fund                                    A
Worldwide Growth Fund                                        A, B, C and Q

FIXED INCOME
GNMA Income Fund                                             A, B, C, Q, M and T
High Yield Fund                                              A, B, C, Q and M
High Yield Fund II                                           A, B, C, Q and T
Lexington Money Market Trust                                 A
Pilgrim Money Market Fund                                    A, B and C
Strategic Income Fund                                        A, B, C and Q

                                   APPENDIX F

     As of November 1, 2000, the no person owned beneficially or of record 5% or more of the outstanding shares any Class of Emerging Countries Fund.

     As of November 1, 2000, the following persons owned beneficially or of record 5% or more of the outstanding shares of the specified Class of Emerging Markets Value Fund:

                              CLASS AND TYPE     PERCENTAGE OF     PERCENTAGE OF
       ADDRESS                 OF OWNERSHIP          CLASS             FUND
       -------                 ------------          -----             ----
PaineWebber FBO                  Class A
Margo Schwartz Annity Trust    Record Holder         11.96%            4.10%
19 Rural Drive
Scarsdale, NY 10583

PaineWebber FBO                  Class A
Larry Schwartz                 Record Holder          7.20%            2.47%
125 Lorraine Ave
Upper Montclair, NJ 07043

PaineWebber FBO                  Class A
Jack Schwartz                  Record Holder          7.33%            2.51%
PO Box 3321
Weehawken, NJ 07087

As of November 1, 2000, the following person owned beneficially or of record 5% or more of the outstanding shares of the specified Class of Worldwide Emerging Markets Fund:


                            CLASS AND TYPE      PERCENTAGE OF      PERCENTAGE OF
       ADDRESS               OF OWNERSHIP          CLASS              FUND
       -------               ------------          -----              ----
Salomon Smith Barney FBO       Class A             19.58             19.58
#00109801250                 Record Holder
388 Greenwich Street
New York, NY 10013

                                     PART B
                              PILGRIM MUTUAL FUNDS

--------------------------------------------------------------------------------

                       Statement of Additional Information
                               ________ ___, 2001

--------------------------------------------------------------------------------

Acquisition of the Assets and Liabilities of                     By and in Exchange for Shares of
Pilgrim Emerging Markets Value Fund                              Pilgrim Emerging Countries Fund
(a series of Pilgrim Mayflower Trust)                            (a series of Pilgrim Mutual Funds)
               and                                               7337 East Doubletree Ranch Road
Pilgrim Worldwide Emerging Markets Fund                          Scottsdale, AZ 85258
(a series of Pilgrim Worldwide Emerging Markets Fund, Inc.)
7337 East Doubletree Ranch Road, Scottsdale, AZ 85258

     This Statement of Additional Information is available to the Shareholders of Pilgrim Emerging Markets Value Fund and Pilgrim Worldwide Emerging Markets Fund in connection with proposed transactions whereby all of the assets and liabilities of Pilgrim Emerging Markets Value Fund, a series of Pilgrim Mayflower Trust, and Pilgrim Worldwide Emerging Markets Fund, a series of Pilgrim Worldwide Emerging Markets Fund, Inc., will be transferred to Pilgrim Emerging Countries Fund, a series of Pilgrim Mutual Funds, in exchange for shares of Pilgrim Emerging Countries Fund.

     This Statement of Additional Information of the Pilgrim Mutual Funds consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for Pilgrim Emerging Countries Fund and Pilgrim Emerging Markets Value Fund dated November 1, 2000, as filed on November 1, 2000, and for Pilgrim Worldwide Emerging Markets Fund dated July 31, 2000, as filed on July 26, 2000.

2. The Financial Statements of Pilgrim Emerging Countries Fund are included in the Annual Report of Pilgrim Mutual Funds, dated June 30, 2000, as filed on September 7, 2000.

3. The Financial Statements of Pilgrim Emerging Markets Value Fund are included in the Semi-Annual Report of Pilgrim Mayflower Trust dated April 30, 2000, as filed on June 23, 2000.

4. The Financial Statements of Pilgrim Emerging Markets Value Fund are included in the Annual Report of Pilgrim Mayflower Trust dated October 31, 1999, as filed on December 16, 1999.

5. The Financial Statements of Pilgrim Worldwide Emerging Markets Fund are included in the Annual Report of Pilgrim Worldwide Emerging Markets Fund, Inc. dated December 31, 1999, as filed on February 29, 2000.

6. The Financial Statements of Pilgrim Worldwide Emerging Markets Fund are included in the Semi-Annual Report of Pilgrim Worldwide Emerging Markets Fund, Inc. dated June 30, 2000, as filed on August 31, 2000.

     This Statement of Additional Information is not a Prospectus. A Proxy Statement/Prospectus dated ______, 2001 relating to the reorganizations of Pilgrim Emerging Markets Value Fund and Pilgrim Worldwide Emerging Markets Fund may be obtained, without charge, by writing to Pilgrim at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258 or calling (800) 992-0180. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

                         PRO FORMA FINANCIAL STATEMENTS

     Shown below are financial statements for each Fund and PRO FORMA financial statements for the combined Fund, assuming the Reorganizations are consummated, as of June 30, 2000. The first table presents Statements of Assets and Liabilities (unaudited) for each Fund and PRO FORMA figures for the combined Fund. The second table presents Statements of Operations (unaudited) for each Fund and PRO FORMA figures for the combined Fund. The third table presents Portfolio of Investments (unaudited) for each Fund and PRO FORMA figures for the combined Fund. The tables are followed by the Notes to the PRO FORMA Financial Statements (unaudited).

STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 2000 (UNAUDITED)

                                                                             Emerging     Worldwide
                                                               Emerging      Markets       Emerging    Pro Forma        Pro Forma
                                                              Countries       Value        Markets     Adjustments       Combined
                                                             ------------  ------------  ------------  ----------      ------------
ASSETS:
Investments in securities at market value*                   $251,751,858  $ 14,777,222  $101,552,444                  $368,210,704
Short-term investments at amortized cost                        1,218,000            --    16,394,096                    17,618,000
Foreign currency at value **                                    3,713,846       135,084        40,383                     3,754,229
Cash                                                               10,779       154,570        85,529                       250,878
Receivables:
  Fund shares sold                                              1,950,335        22,007       304,287                     2,276,629
  Dividends and interest                                          438,193        74,831       126,552                       639,576
  Investment securities sold                                    6,248,100            --     6,954,497                    13,202,597
  Other                                                            40,470        55,700         7,267                       103,437
Prepaid expenses                                                   19,893        10,548            --                        30,441
                                                             ------------  ------------  ------------  ----------      ------------
       Total Assets                                           265,391,474    15,229,962   125,465,055                   406,086,491
                                                             ------------  ------------  ------------  ----------      ------------
LIABILITIES:
Payable for investment securities purchased                     8,312,796            --       964,336                     9,277,132
Payable for fund shares redeemed                                1,000,921        22,360       544,533                     1,567,814
Payable to affiliate                                              349,236            --       104,869                       454,105
Estimated tax liability on Indian investments                     860,486         7,465            --                       867,951
Other accrued expenses and liabilities                            374,076        58,351       186,606                       619,033
                                                             ------------  ------------  ------------  ----------      ------------
       Total Liabilities                                       10,897,515        88,176     1,800,344                    12,786,035
                                                             ------------  ------------  ------------  ----------      ------------
NET ASSETS                                                   $254,493,959  $ 15,141,786  $123,664,711                  $393,300,456
                                                             ============  ============  ============  ==========      ============
NET ASSETS CONSIST OF:
  Paid-in capital                                            $253,790,102  $ 11,270,767  $145,802,782                  $410,863,651
  Undistributed net investment income (loss)                           --       133,823    (4,735,856)                   (4,602,033)
  Accumulated net realized gain (loss) on investments
    and foreign currency transactions                         (38,373,471)    2,967,129    (8,336,213)                  (43,742,555)
  Net unrealized appreciation (depreciation) of investments
    and other assets, liabilities and forward contracts
    denominated in foreign currencies                          39,077,328       770,067    (9,066,002)                   30,781,393
                                                             ------------  ------------  ------------  ----------      ------------
  Net Assets                                                 $254,493,959  $ 15,141,786  $123,664,711                  $393,300,456
                                                             ============  ============  ============  ==========      ============
CLASS A:
  Net Assets                                                 $ 75,311,162  $  5,675,000  $123,664,711                  $204,650,873
  Shares outstanding                                            3,734,633       500,586    10,410,493  (4,499,412)(A)    10,146,300
  Net asset value and redemption price per share             $      20.17  $      11.34  $      11.88                  $      20.17
  Maximum offering price per share                           $      21.40  $      12.00  $      11.88                  $      21.40
CLASS B:
  Net Assets                                                 $ 30,321,732  $  4,610,210           N/A                  $ 34,931,942
  Shares outstanding                                            1,493,431       409,401           N/A    (182,047)(A)     1,720,785
  Net asset value and redemption price per share (1)         $      20.30  $      11.26           N/A                  $      20.30
  Maximum offering price per share                           $      20.30  $      11.26           N/A                  $      20.30
CLASS C:
  Net Assets                                                 $ 29,610,258  $  4,856,576           N/A                  $ 34,466,834
  Shares outstanding                                            1,513,876       433,081           N/A    (184,849)(A)     1,762,108
  Net asset value and redemption price per share             $      19.56  $      11.21           N/A                  $      19.56
  Maximum offering price per share                           $      19.56  $      11.21           N/A                  $      19.56
CLASS Q:
  Net Assets                                                 $119,250,807           N/A           N/A                  $119,250,807
  Shares outstanding                                            5,749,575           N/A           N/A                     5,749,575
  Net asset value and redemption price per share             $      20.74           N/A           N/A                  $      20.74
  Maximum offering price per share                           $      20.74           N/A           N/A                  $      20.74

* Cost of securities                                         $211,815,346  $ 14,007,156  $110,613,354                  $336,435,856
** Cost of foreign currency                                  $  3,714,465  $    135,083  $     42,064                  $  3,891,612

(A)  Reflects new shares issued, net of retired shares of the Fund.
(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

       See Accompanying Notes to Unaudited Proforma Financial Statements

STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                           Emerging       Worldwide
                                                              Emerging      Markets        Emerging     Pro Forma       Pro Forma
                                                             Countries       Value         Markets     Adjustments       Combined
                                                             -----------   -----------   ------------   ----------     ------------
                                                              Year Ended    Year Ended    Year Ended    Year Ended      Year Ended
                                                               June 30,      June 30,      June 30,      June 30,        June 30,
                                                                 2000          2000          2000          2000            2000
                                                             -----------   -----------   ------------   ----------     ------------
INVESTMENT INCOME:
 Dividends, net of foreign taxes                             $ 1,758,417   $   651,893   $ (2,929,833)                 $   (519,523)
 Interest                                                        283,787        23,481        187,624                       494,892
                                                             -----------   -----------   ------------   ----------     ------------
      Total investment income (loss)                           2,042,204       675,374     (2,742,209)          --          (24,631)
                                                             -----------   -----------   ------------   ----------     ------------
EXPENSES:
 Investment management fees                                    2,773,339       195,637      1,254,717      361,093 (A)    4,584,786
 Distribution expenses
   Class A                                                       226,595        27,236        283,653      159,619 (A)      697,103
   Class B                                                       295,635        41,971             --                       337,606
   Class C                                                       276,850        62,879             --                       339,729
   Class Q                                                       249,693            --             --                       249,693
 Transfer agent and registrar fees                               517,621        22,453        137,031                       677,105
 Shareholder Reporting                                            81,878         3,209         44,089      (23,649)(B)      105,527
 Registration and filing fees                                     77,620        34,909         21,986      (45,516)(B)       88,999
 Recordkeeping and pricing fees                                   40,236            --             --                        40,236
 Professional fees                                                39,069        22,409         31,315      (42,980)(B)       49,813
 Custodian fees                                                  642,280        20,993        329,335                       992,608
 Shareholder servicing fees                                       14,946           241             --                        15,187
 Directors' fees                                                  15,000         9,996        105,806     (106,005)(B)       24,797
 Insurance                                                         2,182            46             --                         2,228
 Accounting expense                                                   --            --         84,949      (84,949)(C)           --
 Computer processing fees                                             --            --         20,679      (20,679)(C)           --
 Miscellaneous                                                    23,960        27,428         50,197                       101,585
 Administrative fee                                                   --        25,244             --      (25,244)(C)           --
 Interest and credit facility fee                                 63,592            --             --                        63,592
                                                             -----------   -----------   ------------   ----------     ------------
      Total expenses                                           5,340,496       494,651      2,363,757      171,690        8,370,594
                                                             -----------   -----------   ------------   ----------     ------------
 Less:
      Waived and reimbursed fees                                 346,154            --             --     (128,427)(C)      217,727
                                                             -----------   -----------   ------------   ----------     ------------
      Net expenses                                             4,994,342       494,651      2,363,757      300,117        8,152,867
                                                             -----------   -----------   ------------   ----------     ------------
      Net investment gain (loss)                              (2,952,138)      180,723     (5,105,966)    (300,117)      (8,177,498)
                                                             -----------   -----------   ------------   ----------     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) from:
   Investments (net of foreign tax on sale of
     Indian investments)                                      39,798,714     3,188,204     43,152,031                    86,138,949
   Foreign currency transactions                                (303,058)     (137,951)      (545,705)                     (986,714)
 Net change in unrealized (depreciation) of:
   Investments (net of change in estimated tax
     liability on Indian investments)                         (3,923,323)   (1,166,502)   (12,095,873)                  (17,185,698)
 Translation of other assets, liabilities and forward
   contracts denominated in foreign currencies                    72,100           (16)        18,322                        90,406
                                                             -----------   -----------   ------------   ----------     ------------
 Net gain from investments and foreign currencies             35,644,433     1,883,735     30,528,775           --       68,056,943
                                                             -----------   -----------   ------------   ----------     ------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     2,692,295   $ 2,064,458   $ 25,422,809   $ (300,117)    $ 59,879,445
                                                             ===========   ===========   ============   ==========     ============

(A)  Reflects adjustment in expenses due to effects of proposed contract rate.
(B)  Reflects adjustment in expenses due to elimination of duplicative services.
(C)  Reflects adjustment to concur with Pilgrim expense structure.

       See Accompanying Notes to Unaudited Proforma Financial Statements

PORTFOLIO OF INVESTMENTS (UNAUDITED)
As of June 30, 2000

            Emerging    Worldwide
 Emerging    Markets    Emerging
 Countries    Values     Markets     Pro Forma
  Shares      Shares     Shares       Shares
----------  ---------  -----------  -----------
                                                     COMMON STOCKS: 89.50%

                                                     ARGENTINA: 0.23%
               40,500                    40,500      Massalin Particulares
               73,348                    73,348      Bco De Galicia Ba
               13,930                    13,930      Telecom Argentina Stet France



                                                     BERMUDA: 0.07%
              398,884                   398,884      First Pacific Co
               31,938                    31,938      Jardine Matheson



                                                     BRAZIL: 7.23%
                6,500                     6,500      Centrais Electricas De Santa
               33,900  169,400,000  169,433,900      Centrais Eletricas Brasileiras SA
               37,490                    37,490      Centrais Geradoras Sul Do Bras
                                             --      Companhia Brasileira de Distribuicao
               16,600                    16,600      Companhia Cerveja Ria Brahma
               17,790                    17,790      Companhia Energetica De Minas
               41,370                    41,370      Companhia Paranaense De Energ
               10,300                    10,300      Copene Petroq Do Nordeste Sa
    41,300                               41,300      Grupo Pao de Acucar ADR
   199,600                 100,000      299,600      Embratel Participacoes SA ADR
    43,600                               43,600      Globo Cabo SA ADR
               11,230                    11,230      Petroleo Brasileiro Sa Petro
    29,200                               29,200      Tele Celular Sul Participacoes ADR
                1,880                     1,880      Tele Centro Sul Participacoes
                   --                        --      Tele Nordeste Celular Particip
                   --                        --      Tele Norte Celular Participaco
   113,610      3,239       50,000      166,849      Tele Norte Leste Participacoes ADR
    26,600         --                    26,600      Telecomunicacoes Brasileiras SA ADR
                   --                        --      Teleste Celular Participacoes
                   --                        --      Telemig Celular Participacoes
    47,500                  25,000       72,500      Telesp Celular Participacoes SA ADR
    65,100     12,110                    77,210      Unibanco - Uniao de Bancos Brasilieros GDR
               36,300                    36,300      Usinas Siderurgicas De Minas



                                                     CHILE: 0.21%
               10,900                    10,900      Administradora De Fondas De Pensiones Provida
               13,400                    13,400      Banco Santiago
               35,200                    35,200      Quinenco Sa



                                                     CHINA: 1.59%
            1,407,000                 1,407,000      Beijing Datang Pow
            1,426,000                 1,426,000      Beijing Yanhua Pet
               25,630                    25,630      Beijing Yanhua Petrochemical
              472,000                   472,000      Guangdong Kelon El
17,377,000  1,508,000                18,885,000   @  PetroChina Co., Ltd.
               71,520                    71,520      Shandong Huaneng Pwr Dev Ltd
 5,801,000                            5,801,000      Yizheng Chemical Fibre Co.



                                                     COLUMBIA: 0.03%
               34,700                    34,700      Banco Ganadero S A

                                                     CZECH REPUBLIC: 0.91%
   115,800                              115,800   @  Cesky Telecom AS GDR
    36,480                               36,480  @ # Cesky Radiokomunikace GDR



                                                     EGYPT: 0.47%
    45,500                               45,500      Al-Ahram Beverages Co. GDR
    33,200                               33,200   @  Mobinil - Egyptian Mobile Services



                                                     GREECE: 0.87%
                            74,700       74,700      Alpha Bank SA
               14,100                    14,100      Hellenic Telecommunications
               11,400                    11,400      Ote (Hellenic Tlcm)



                                                     HONG KONG: 4.83%
 1,043,400                            1,043,400   @  China Mobile (Hong Kong), Ltd.
    73,000                               73,000   @  China Unicom ADR
                        24,500,000   24,500,000      Chinastar Entertainment, Ltd.
               45,900                    45,900      Dairy Farm Intl Hldgs Ltd
                                             --      First Pacific Co
 1,036,000                            1,036,000      Giordano Int'l, Ltd.
                                             --      Jardine Matheson
   936,000                              936,000      Legend Holdings, Ltd.
                                             --      Pacific + Orient
              262,000                   262,000      Shangri La Asia Ltd
                         7,605,000    7,605,000      Yuxing Infotech Holdings, Ltd.

                                                                                  Emerging       Worldwide
                                                                    Emerging       Markets        Emerging
                                                                    Countries       Values        Markets       Pro Forma
                                                                      Value         Value          Value          Value
                                                                  ------------   ------------   ------------   ------------
COMMON STOCKS: 89.50%

ARGENTINA: 0.23%
Massalin Particulares                                                            $    283,653                  $    283,653
Bco De Galicia Ba                                                                     275,204                       275,204
Telecom Argentina Stet France                                                         383,075                       383,075
                                                                  ------------   ------------   ------------   ------------
                                                                            --        941,932             --        941,932
                                                                  ------------   ------------   ------------   ------------
BERMUDA: 0.07%
First Pacific Co                                                                      135,597                       135,597
Jardine Matheson                                                                      139,888                       139,888
                                                                  ------------   ------------   ------------   ------------
                                                                            --        275,485             --        275,485
                                                                  ------------   ------------   ------------   ------------
BRAZIL: 7.23%
Centrais Electricas De Santa                                                          237,812                       237,812
Centrais Eletricas Brasileiras SA                                                     344,834   $  3,474,486      3,819,320
Centrais Geradoras Sul Do Bras                                                        227,564                       227,564
Companhia Brasileira de Distribuicao                                                                                     --
Companhia Cerveja Ria Brahma                                                          282,200                       282,200
Companhia Energetica De Minas                                                         307,783                       307,783
Companhia Paranaense De Energ                                                         385,257                       385,257
Copene Petroq Do Nordeste Sa                                                          192,702                       192,702
Grupo Pao de Acucar ADR                                           $  1,326,762                                    1,326,762
Embratel Participacoes SA ADR                                        4,715,550                     2,362,500      7,078,050
Globo Cabo SA ADR                                                      604,950                                      604,950
Petroleo Brasileiro Sa Petro                                                          339,275                       339,275
Tele Celular Sul Participacoes ADR                                   1,321,300                                    1,321,300
Tele Centro Sul Participacoes                                                         137,358                       137,358
Tele Nordeste Celular Particip                                                             --                            --
Tele Norte Celular Participaco                                                             --                            --
Tele Norte Leste Participacoes ADR                                   2,684,028         76,521      1,181,250      3,941,799
Telecomunicacoes Brasileiras SA ADR                                  2,583,525                                    2,583,525
Teleste Celular Participacoes                                                              --                            --
Telemig Celular Participacoes                                                              --                            --
Telesp Celular Participacoes SA ADR                                  2,131,563                     1,121,875      3,253,438
Unibanco - Uniao de Bancos Brasilieros GDR                           1,871,625        348,163                     2,219,788
Usinas Siderurgicas De Minas                                                          168,022                       168,022
                                                                  ------------   ------------   ------------   ------------
                                                                    17,239,303      3,047,491      8,140,111     28,426,905
                                                                  ------------   ------------   ------------   ------------
CHILE: 0.21%
Administradora De Fondas De Pensiones Provida                                         232,988                       232,988
Banco Santiago                                                                        239,525                       239,525
Quinenco Sa                                                                           343,200                       343,200
                                                                  ------------   ------------   ------------   ------------
                                                                            --        815,713             --        815,713
                                                                  ------------   ------------   ------------   ------------
CHINA: 1.59%
Beijing Datang Pow                                                                    315,855                       315,855
Beijing Yanhua Pet                                                                    164,633                       164,633
Beijing Yanhua Petrochemical                                                          140,965                       140,965
Guangdong Kelon El                                                                    255,814                       255,814
PetroChina Co., Ltd.                                                 3,611,153        313,381                     3,924,534
Shandong Huaneng Pwr Dev Ltd                                                          299,490                       299,490
Yizheng Chemical Fibre Co.                                           1,153,428                                    1,153,428
                                                                  ------------   ------------   ------------   ------------
                                                                     4,764,581      1,490,138             --      6,254,719
                                                                  ------------   ------------   ------------   ------------
COLUMBIA: 0.03%
Banco Ganadero S A                                                                    136,631                       136,631
                                                                  ------------   ------------   ------------   ------------
CZECH REPUBLIC: 0.91%
Cesky Telecom AS GDR                                                 1,945,440                                    1,945,440
Cesky Radiokomunikace GDR                                            1,623,360                                    1,623,360
                                                                  ------------   ------------   ------------   ------------
                                                                     3,568,800             --             --      3,568,800
                                                                  ------------   ------------   ------------   ------------
EGYPT: 0.47%
Al-Ahram Beverages Co. GDR                                             786,272                                      786,272
Mobinil - Egyptian Mobile Services                                   1,080,464                                    1,080,464
                                                                  ------------   ------------   ------------   ------------
                                                                     1,866,736             --             --      1,866,736
                                                                  ------------   ------------   ------------   ------------
GREECE: 0.87%
Alpha Bank SA                                                                                      2,958,934      2,958,934
Hellenic Telecommunications                                                           171,844                       171,844
Ote (Hellenic Tlcm)                                                                   279,321                       279,321
                                                                  ------------   ------------   ------------   ------------
                                                                            --        451,165      2,958,934      3,410,099
                                                                  ------------   ------------   ------------   ------------
HONG KONG: 4.83%
China Mobile (Hong Kong), Ltd.                                       9,201,943                                    9,201,943
China Unicom ADR                                                     1,551,250                                    1,551,250
Chinastar Entertainment, Ltd.                                                                      1,131,490      1,131,490
Dairy Farm Intl Hldgs Ltd                                                             137,700                       137,700
First Pacific Co                                                                                                         --
Giordano Int'l, Ltd.                                                 1,574,832                                    1,574,832
Jardine Matheson                                                                                                         --
Legend Holdings, Ltd.                                                  906,523                                      906,523
Pacific + Orient                                                                                                         --
Shangri La Asia Ltd                                                                   307,524                       307,524
Yuxing Infotech Holdings, Ltd.                                                                     4,170,781      4,170,781
                                                                  ------------   ------------   ------------   ------------
                                                                    13,234,548        445,224      5,302,271     18,982,043
                                                                  ------------   ------------   ------------   ------------

            Emerging    Worldwide
 Emerging    Markets    Emerging
 Countries    Values     Markets     Pro Forma
  Shares      Shares     Shares       Shares
----------  ---------  -----------  -----------
                                                     HUNGARY: 0.94%
    23,300                               23,300      EGIS Rt.
    53,900                               53,900      Matav Rt. ADR
                           140,000      140,000   @  Uproar, Ltd.



                                                     INDIA: 7.56%
                            59,511       59,511      BFL Software, Ltd.
                               100          100      DSQ Software, Ltd.
                           216,600      216,600   @  Fujitsu ICIM
                           125,850      125,850      HCL Technologies, Ltd.
    40,400                               40,400      Himachal Futuristic Communications, Ltd.
    34,180                               34,180   @  Infosys Technologies, Ltd.
    54,900                               54,900      NIIT, Ltd.
   485,000                              485,000   @  Reliance Industries, Ltd.
    44,300                  50,000       94,300      Satyam Computer Services, Ltd.
                             1,000        1,000      Silverline Industries, Ltd.
                            42,400       42,400      Television Eighteen India, Ltd.
                           120,000      120,000      Videsh Sanchar Nigam, Ltd.



                                                     INDONESIA: 0.10%
                            55,500       55,500      PT Telekomunikasi Indonesia ADR

                                                     ISRAEL: 4.69%
   671,900                              671,900      Bank Hapoalim, Ltd.
              140,700                   140,700      Bank Leumi Le Israel
    24,100                               24,100   @  Check Point Software Technologies, Ltd.
               10,640                    10,640      ECI Telecom Ltd
    16,300                               16,300   @  Gilat Satellite Networks, Ltd.
               15,610                    15,610      Koors Industry Ltd.
    25,200                               25,200   @  M-Systems Flash Disk Pioneers, Ltd.
    31,300                  48,500       79,800   @  Orckit Communications, Ltd.
    88,400                               88,400      Teva Pharmaceutical ADR



                                                     LUXEMBOURG: 0.09%
               30,860                    30,860      Quilmes Indl Quinsa Societe An

                                                     MALAYSIA: 2.57%
   502,000                              502,000      AMMB Holdings Berhad
   612,000                              612,000      Malayan Banking Berhad
              247,700                   247,700      Pacific + Orient
 1,743,000                            1,743,000      Tenaga Nasional Berhad



                                                     MEXICO: 14.81%
                           739,000      739,000      Cemex SA de C.V. CPO
   128,700                 171,900      300,600      Coca-Cola Femsa SA ADR
 1,494,430                            1,494,430   @  Corp. Interamericana de Entretenmiento SA
    28,100                               28,100      Fomento Economico Mexicano SA ADR de CV
 1,178,000     14,470      781,000    1,973,470   @  Grupo Financiero Banamex Accival SA de CV
   127,200                              127,200      Grupo Radio Centro SA ADR de CV
    44,700                               44,700      Grupo Televisa SA GDR
               24,050                    24,050      Panamerican Beverages Inc
   234,931      8,600                   243,531      Telefonos de Mexico SA ADR
   325,000                 254,500      579,500      TV Azteca SA de CV ADR
                            15,910       15,910   #  TV Azteca SA de CV ADR
   526,000                              526,000      TV Azteca SA de CV
 1,212,000               1,557,000    2,769,000   @  Wal-Mart De Mexico SA de CV



                                                     PANAMA: 0.09%
               12,800                    12,800      Banco Latinoamericano De Exportaciones, SA

                                                     PHILIPPINES: 0.10%
               10,000                    10,000      Philippine Long Dist Tel Co
            3,993,595                 3,993,595      RFM Corp.



                                                     POLAND: 0.62%
    21,200                               21,200      Prokom Software SA
    25,500                               25,500      Softbank SA GDR



                                                     PORTUGAL: 1.66%
                         1,005,995    1,005,995      ParaRede, SGPS SA Rights

                                                     RUSSIA:  2.06%
               20,360                    20,360      Gazprom O A O
    26,000                               26,000   @  Golden Telecom, Inc.
    68,700                               68,700      Lukoil-Holding ADR
                           212,500      212,500   @  Mosco Telephone Systems
                2,900                     2,900      Oil Co Lukoil
   157,800                              157,800      Surgutneftegaz ADR
     6,000                                6,000   @  Vimpelcom ADR



                                                     SINGAPORE: 3.55%
    37,600                               37,600   @  Chartered Semiconductor Mfg., Ltd. ADR
               27,916                    27,916      DBS Group Holdings
                                             --      Dairy Farm Intl
   897,624                              897,624      Datacraft Asia, Ltd.
                            90,000       90,000      ST Assembly Test Services, Ltd. ADR

                                                                                  Emerging       Worldwide
                                                                    Emerging       Markets        Emerging
                                                                    Countries       Values        Markets       Pro Forma
                                                                      Value         Value          Value          Value
                                                                  ------------   ------------   ------------   ------------
HUNGARY: 0.94%
EGIS Rt.                                                               974,842                                      974,842
Matav Rt. ADR                                                        1,856,181                                    1,856,181
Uproar, Ltd.                                                                                         879,026        879,026
                                                                  ------------   ------------   ------------   ------------
                                                                     2,831,023             --        879,026      3,710,049
                                                                  ------------   ------------   ------------   ------------
INDIA: 7.56%
BFL Software, Ltd.                                                                                   679,491        679,491
DSQ Software, Ltd.                                                                                     2,128          2,128
Fujitsu ICIM                                                                                       1,210,013      1,210,013
HCL Technologies, Ltd.                                                                             3,629,759      3,629,759
Himachal Futuristic Communications, Ltd.                             1,284,747                                    1,284,747
Infosys Technologies, Ltd.                                           6,368,159                                    6,368,159
NIIT, Ltd.                                                           2,717,765                                    2,717,765
Reliance Industries, Ltd.                                            3,702,945                                    3,702,945
Satyam Computer Services, Ltd.                                       2,958,922                     3,338,068      6,296,990
Silverline Industries, Ltd.                                                                            9,733          9,733
Television Eighteen India, Ltd.                                                                      576,758        576,758
Videsh Sanchar Nigam, Ltd.                                                                         3,249,890      3,249,890
                                                                  ------------   ------------   ------------   ------------
                                                                    17,032,538             --     12,695,840     29,728,378
                                                                  ------------   ------------   ------------   ------------
INDONESIA: 0.10%
PT Telekomunikasi Indonesia ADR                                                                      385,031        385,031
                                                                  ------------   ------------   ------------   ------------
ISRAEL: 4.69%
Bank Hapoalim, Ltd.                                                  1,948,395                                    1,948,395
Bank Leumi Le Israel                                                                  290,497                       290,497
Check Point Software Technologies, Ltd.                              5,103,175                                    5,103,175
ECI Telecom Ltd                                                                       380,380                       380,380
Gilat Satellite Networks, Ltd.                                       1,130,812                                    1,130,812
Koors Industry Ltd.                                                                   331,713                       331,713
M-Systems Flash Disk Pioneers, Ltd.                                  1,962,450                                    1,962,450
Orckit Communications, Ltd.                                            942,913                     1,455,000      2,397,913
Teva Pharmaceutical ADR                                              4,900,675                                    4,900,675
                                                                  ------------   ------------   ------------   ------------
                                                                    15,988,420      1,002,590      1,455,000     18,446,010
                                                                  ------------   ------------   ------------   ------------
LUXEMBOURG: 0.09%
Quilmes Indl Quinsa Societe An                                                        343,318                       343,318
                                                                  ------------   ------------   ------------   ------------
MALAYSIA: 2.57%
AMMB Holdings Berhad                                                 1,677,737                                    1,677,737
Malayan Banking Berhad                                               2,480,211                                    2,480,211
Pacific + Orient                                                                      247,700                       247,700
Tenaga Nasional Berhad                                               5,687,684                                    5,687,684
                                                                  ------------   ------------   ------------   ------------
                                                                     9,845,632        247,700             --     10,093,332
                                                                  ------------   ------------   ------------   ------------
MEXICO: 14.81%
Cemex SA de C.V. CPO                                                                               3,464,818      3,464,818
Coca-Cola Femsa SA ADR                                               2,429,213                     3,244,613      5,673,826
Corp. Interamericana de Entretenmiento SA                            5,843,546                                    5,843,546
Fomento Economico Mexicano SA ADR de CV                              1,210,056                                    1,210,056
Grupo Financiero Banamex Accival SA de CV                            4,953,199        244,028      3,284,851      8,482,078
Grupo Radio Centro SA ADR de CV                                      1,446,900                                    1,446,900
Grupo Televisa SA GDR                                                3,081,506                                    3,081,506
Panamerican Beverages Inc                                                             359,247                       359,247
Telefonos de Mexico SA ADR                                          13,420,433        491,275                    13,911,708
TV Azteca SA de CV ADR                                               4,285,938                     3,356,219      7,642,157
TV Azteca SA de CV ADR                                                                               209,813        209,813
TV Azteca SA de CV                                                     430,587                                      430,587
Wal-Mart De Mexico SA de CV                                          2,843,510                     3,653,969      6,497,479
                                                                  ------------   ------------   ------------   ------------
                                                                    39,944,888      1,094,550     17,214,283     58,253,721
                                                                  ------------   ------------   ------------   ------------
PANAMA: 0.09%
Banco Latinoamericano De Exportaciones, SA                                            354,400                       354,400
                                                                  ------------   ------------   ------------   ------------
PHILIPPINES: 0.10%
Philippine Long Dist Tel Co                                                           177,500                       177,500
RFM Corp.                                                                             212,376                       212,376
                                                                  ------------   ------------   ------------   ------------
                                                                            --        389,876             --        389,876
                                                                  ------------   ------------   ------------   ------------
POLAND: 0.62%
Prokom Software SA                                                   1,110,050                                    1,110,050
Softbank SA GDR                                                      1,323,353                                    1,323,353
                                                                  ------------   ------------   ------------   ------------
                                                                     2,433,403             --             --      2,433,403
                                                                  ------------   ------------   ------------   ------------
PORTUGAL: 1.66%
ParaRede, SGPS SA Rights                                                                           6,538,196      6,538,196
                                                                  ------------   ------------   ------------   ------------
RUSSIA:  2.06%
Gazprom O A O                                                                         145,065                       145,065
Golden Telecom, Inc.                                                   773,500                                      773,500
Lukoil-Holding ADR                                                   3,511,944                                    3,511,944
Mosco Telephone Systems                                                                            1,275,000      1,275,000
Oil Co Lukoil                                                                         148,248                       148,248
Surgutneftegaz ADR                                                   2,102,685                                    2,102,685
Vimpelcom ADR                                                          132,750                                      132,750
                                                                  ------------   ------------   ------------   ------------
                                                                     6,520,879        293,313      1,275,000      8,089,192
                                                                  ------------   ------------   ------------   ------------
SINGAPORE: 3.55%
Chartered Semiconductor Mfg., Ltd. ADR                               3,384,000                                    3,384,000
DBS Group Holdings                                                                    358,851                       358,851
Dairy Farm Intl                                                                                                          --
Datacraft Asia, Ltd.                                                 7,899,091                                    7,899,091
ST Assembly Test Services, Ltd. ADR                                                                2,323,125      2,323,125
                                                                  ------------   ------------   ------------   ------------
                                                                    11,283,091        358,851      2,323,125     13,965,067
                                                                  ------------   ------------   ------------   ------------

            Emerging    Worldwide
 Emerging    Markets    Emerging
 Countries    Values     Markets     Pro Forma
  Shares      Shares     Shares       Shares
----------  ---------  -----------  -----------
                                                     SOUTH AFRICA: 3.57%
               15,400                    15,400      De Beers Centenary
   376,565                 500,000      876,565   @  Dimension Data Holdings, Ltd.
    75,500                               75,500      Impala Platinum Holdings, Ltd.
               96,800                    96,800      Iscor
                           671,900      671,900   @  Ixchange Technology Holdings, Ltd.
   240,300                              240,300      M-Cell, Ltd.
                         2,649,000    2,649,000      Metropolis Transactive Holdings, Ltd.
                         5,100,000    5,100,000   @  Paradigm Capital Holdings, Ltd.
               28,000                    28,000      Sasol
                         2,085,100    2,085,100   @  Union Allian Media, Ltd.



                                                     SOUTH KOREA: 14.57%
                           526,837      526,837      C&TEL Company, Ltd.
                            40,264       40,264      Dreamline Corporation
                            74,000       74,000   @  Hyundai Electronics Industries Company
   249,720     26,530      137,000      413,250      Korea Electric Power Corp.
    58,780      8,400       55,000      122,180      Korea Telecom Corp.
    23,610                               23,610   @  Korea Telecom Freetel
                            67,450       67,450      LG Electronics
                            16,000       16,000      LG Information & Communication, Ltd.
                           264,300      264,300      Mirae Company
   123,000                              123,000      Pohang Iron & Steel Co. ADR
    52,981                               52,981      Samsung Electronics
    21,450                               21,450      SK Telecom Co., Ltd.
                               836          836      Telson Electronics Company, Ltd.
                            18,788       18,788      Tongyang Merchant Bank Bond



                                                     SPAIN: 0.16%
                9,694                     9,694      Telefonica SA

                                                     TAIWAN: 8.43%
                           269,982      269,982      Cosmo Electronics Corporation
                                             --      GigaMedia, Ltd
   435,600                              435,600      Hon Hai Precision Industry
       764                                  764      Macronix Int'l ADR
   896,090                              896,090   @  Macronix Int'l
                         2,855,000    2,855,000      RF-Link System, Inc.
   672,600                              672,600   @  Systex Corp.
 2,138,120                            2,138,120      Taiwan Semiconductor Manufacturing Co.
 3,313,600                            3,313,600      United Microelectronics Corp., Ltd.
    70,000                               70,000   @  Via Technologies, Inc.
    11,946                 754,000      765,946  @ # Winbond Electronics Corp. GDR



                                                     THAILAND: 0.42%
                         3,493,293    3,493,293      K.R. Precision Public Company, Ltd.

                                                     TURKEY: 5.29%
                        60,000,000   60,000,000      Akbank T.A.S.
                        16,438,000   16,438,000      Alcatel Teletas Telekomunikasyn Endustri ve Ticaret AS
 2,737,200              12,000,000   14,737,200      Arcelik AS
                        28,200,000   28,200,000      Beko Elektronik AS
                        40,600,000   40,600,000      Dogan Sirketler Grubo Holding AS
12,776,820             192,758,000  205,534,820   @  Dogan Yayin Holding AS
13,022,170                           13,022,170      Hurriyet Gazetecilik ve Matbaaccilik AS
                         4,000,000    4,000,000      Logo Yazilim
                         7,400,000    7,400,000      Netas Northern Electric Telekomunikasyon AS
 7,472,500                            7,472,500      Tofas Turk Otomobil Fabrikasi AS
22,872,269                           22,872,269      Turkiye Garanti Bankasi AS
   455,400                              455,400   @  Vestel Elektronik Sanayi Ve Ticaret AS



                                                     UNITED KINGDOM: 0.68%
                           149,000      149,000      Flag Telecom Holdings, Ltd. ADR
               63,300                    63,300      South African Brewery



                                                     UNITED STATES: 1.02%
    17,100                               17,100   @  Amdocs, Ltd.
              108,900                   108,900      Dairy Farm Intl
   171,600                              171,600   @  Tricom SA ADR



                                                     VENEZUELA: 0.08%
               11,680                    11,680      Compania Anonima Nacional Telefonos de Venezuela

                                                     TOTAL COMMON STOCKS (Cost: $203,519,435,
                                                     $14,007,156, $107,502,491 $325,029,082)

                                                     PREFERRED STOCKS: 4.09%
                                                     BRAZIL: 4.09%
   250,663             401,500,000  401,750,663      Banco Bradesco SA
                                             --      Centrais Electricas De Santa
                                             --      Companhia Cerveja Ria Brahma
                                             --      Companhia Paranaense De Energy
    50,700                               50,700      Companhia Vale Do Rio Doce
                                             --      Copene Petroq Do Nordeste Sa
    62,599                               62,599      Electropaulo Metropolitana
   151,074                              151,074      Petroleo Brasileiro SA
                                             --      Tele Centro Sul Participacoes
                                             --      Tele Norte Leste Participacoes
    12,110                               12,110      Unibanco Uniao De Barncos Bras
                                             --      Usinas Siderurgicas De Minas

                                                                                  Emerging       Worldwide
                                                                    Emerging       Markets        Emerging
                                                                    Countries       Values        Markets       Pro Forma
                                                                      Value         Value          Value          Value
                                                                  ------------   ------------   ------------   ------------
SOUTH AFRICA: 3.57%
De Beers Centenary                                                                    374,503                       374,503
Dimension Data Holdings, Ltd.                                        3,113,530                     4,137,306      7,250,836
Impala Platinum Holdings, Ltd.                                       2,806,352                                    2,806,352
Iscor                                                                                 164,781                       164,781
Ixchange Technology Holdings, Ltd.                                                                 1,313,123      1,313,123
M-Cell, Ltd.                                                         1,163,427                                    1,163,427
Metropolis Transactive Holdings, Ltd.                                                                429,793        429,793
Paradigm Capital Holdings, Ltd.                                                                      285,850        285,850
Sasol                                                                                 187,767                       187,767
Union Allian Media, Ltd.                                                                              83,038         83,038
                                                                  ------------   ------------   ------------   ------------
                                                                     7,083,309        727,051      6,249,110     14,059,470
                                                                  ------------   ------------   ------------   ------------
SOUTH KOREA: 14.57%
C&TEL Company, Ltd.                                                                                1,025,334      1,025,334
Dreamline Corporation                                                                              1,108,626      1,108,626
Hyundai Electronics Industries Company                                                             1,460,105      1,460,105
Korea Electric Power Corp.                                           7,748,985        489,147      4,251,345     12,489,477
Korea Telecom Corp.                                                  5,176,741        406,350      2,660,625      8,243,716
Korea Telecom Freetel                                                1,573,259                                    1,573,259
LG Electronics                                                                                     1,887,410      1,887,410
LG Information & Communication, Ltd.                                                                 899,741        899,741
Mirae Company                                                                                      1,077,360      1,077,360
Pohang Iron & Steel Co. ADR                                          2,952,000                                    2,952,000
Samsung Electronics                                                 17,533,229                                   17,533,229
SK Telecom Co., Ltd.                                                 7,021,591                                    7,021,591
Telson Electronics Company, Ltd.                                                                       8,885          8,885
Tongyang Merchant Bank Bond                                                                            6,740          6,740
                                                                  ------------   ------------   ------------   ------------
                                                                    42,005,805        895,497     14,386,171     57,287,473
                                                                  ------------   ------------   ------------   ------------
SPAIN: 0.16%
Telefonica SA                                                                         621,014                       621,014
                                                                  ------------   ------------   ------------   ------------
TAIWAN: 8.43%
Cosmo Electronics Corporation                                                                        674,977        674,977
GigaMedia, Ltd                                                                                                            -
Hon Hai Precision Industry                                           3,941,312                                    3,941,312
Macronix Int'l ADR                                                      19,517                                       19,517
Macronix Int'l                                                       2,245,693                                    2,245,693
RF-Link System, Inc.                                                                                 926,978        926,978
Systex Corp.                                                         2,364,225                                    2,364,225
Taiwan Semiconductor Manufacturing Co.                              10,159,985                                   10,159,985
United Microelectronics Corp., Ltd.                                  9,220,922                                    9,220,922
Via Technologies, Inc.                                               1,082,181                                    1,082,181
Winbond Electronics Corp. GDR                                          345,204                     2,178,837      2,524,041
                                                                  ------------   ------------   ------------   ------------
                                                                    29,379,039             --      3,780,792     33,159,831
                                                                  ------------   ------------   ------------   ------------
THAILAND: 0.42%
K.R. Precision Public Company, Ltd.                                                                1,647,623      1,647,623
                                                                  ------------   ------------   ------------   ------------
TURKEY: 5.29%
Akbank T.A.S.                                                                                        464,400        464,400
Alcatel Teletas Telekomunikasyn Endustri ve Ticaret AS                                             3,579,210      3,579,210
Arcelik AS                                                           1,345,625                       590,280      1,935,905
Beko Elektronik AS                                                                                   477,708        477,708
Dogan Sirketler Grubo Holding AS                                                                     982,114        982,114
Dogan Yayin Holding AS                                               2,162,369                     3,265,321      5,427,690
Hurriyet Gazetecilik ve Matbaaccilik AS                              1,259,367                                    1,259,367
Logo Yazilim                                                                                         419,360        419,360
Netas Northern Electric Telekomunikasyon AS                                                          823,546        823,546
Tofas Turk Otomobil Fabrikasi AS                                     1,294,768                                    1,294,768
Turkiye Garanti Bankasi AS                                           2,764,956                                    2,764,956
Vestel Elektronik Sanayi Ve Ticaret AS                               1,376,297                                    1,376,297
                                                                  ------------   ------------   ------------   ------------
                                                                    10,203,382             --     10,601,939     20,805,321
                                                                  ------------   ------------   ------------   ------------
UNITED KINGDOM: 0.68%
Flag Telecom Holdings, Ltd. ADR                                                                    2,225,688      2,225,688
South African Brewery                                                                 462,374                       462,374
                                                                  ------------   ------------   ------------   ------------
                                                                            --        462,374      2,225,688      2,688,062
                                                                  ------------   ------------   ------------   ------------
UNITED STATES: 1.02%
Amdocs, Ltd.                                                         1,312,425                                    1,312,425
Dairy Farm Intl                                                                        65,360                        65,360
Tricom SA ADR                                                        2,627,625                                    2,627,625
                                                                  ------------   ------------   ------------   ------------
                                                                     3,940,050         65,360             --      4,005,410
                                                                  ------------   ------------   ------------   ------------
VENEZUELA: 0.08%
Compania Anonima Nacional Telefonos de Venezuela                                      317,550                       317,550
                                                                  ------------   ------------   ------------   ------------
TOTAL COMMON STOCKS (Cost: $203,519,435,
$14,007,156, $107,502,491 $325,029,082)                            239,165,427     14,777,222     98,058,140    352,000,789
                                                                  ------------   ------------   ------------   ------------
PREFERRED STOCKS: 4.09%
BRAZIL: 4.09%
Banco Bradesco SA                                                    2,182,097                     3,494,304      5,676,401
Centrais Electricas De Santa                                                                                             --
Companhia Cerveja Ria Brahma                                                                                             --
Companhia Paranaense De Energy                                                                                           --
Companhia Vale Do Rio Doce                                           1,430,901                                    1,430,901
Copene Petroq Do Nordeste Sa                                                                                             --
Electropaulo Metropolitana                                           4,408,125                                    4,408,125
Petroleo Brasileiro SA                                               4,565,308                                    4,565,308
Tele Centro Sul Participacoes                                                                                            --
Tele Norte Leste Participacoes                                                                                           --
Unibanco Uniao De Barncos Bras                                                                                           --
Usinas Siderurgicas De Minas                                                                                             --
                                                                  ------------   ------------   ------------   ------------
                                                                    12,586,431             --      3,494,304     16,080,735
                                                                  ------------   ------------   ------------   ------------

            Emerging    Worldwide
 Emerging    Markets    Emerging
 Countries    Values     Markets     Pro Forma
  Shares      Shares     Shares       Shares
----------  ---------  -----------  -----------
                                                     TOTAL PREFERRED STOCKS  (Cost $8,295,911,
                                                     $0, $3,110,863, $11,406,774)

                                                     TOTAL LONG-TERM INVESTMENTS (Cost $211,815,346,
                                                     $14,007,156, $110,613,354, $336,435,856)

                                                     SHORT-TERM INVESTMENTS: 4.48%
                                                     REPURCHASE AGREEMENTS: 0.31%
                                                     State Street Repurchase Agreement,
 1,218,000                            1,218,000      6.20% due 07/03/00 (Collateralized by $1,120,000
                                                     U.S. Treasury Bonds, 8.5% Due 05/15/16, Market
                                                     Value $1,247,400)

                                                     U.S. GOVERNMENT OBLIGATIONS: 4.17%
                        16,400,000   16,400,000      Federal Home Loan Bank (cost $16,394,096)

                                                     TOTAL SHORT-TERM INVESTMENTS

                                                     TOTAL INVESTMENTS IN SECURITIES (Cost $213,033,346,
                                                     $14,007,156, $127,013,354, $354,053,856)
                                                     OTHER ASSETS AND LIABILITIES - NET

                                                     NET ASSETS


                                                                                  Emerging       Worldwide
                                                                    Emerging       Markets        Emerging
                                                                    Countries       Values        Markets       Pro Forma
                                                                      Value         Value          Value          Value
                                                                  ------------   ------------   ------------   ------------
TOTAL PREFERRED STOCKS  (Cost $8,295,911,
$0, $3,110,863, $11,406,774)                                        12,586,431             --      3,494,304     16,080,735
                                                                  ------------   ------------   ------------   ------------
TOTAL LONG-TERM INVESTMENTS (Cost $211,815,346,
$14,007,156, $110,613,354, $336,435,856)                           251,751,858     14,777,222    101,552,444    368,081,524
                                                                  ------------   ------------   ------------   ------------
SHORT-TERM INVESTMENTS: 4.48%
REPURCHASE AGREEMENTS: 0.31%
State Street Repurchase Agreement,
6.20% due 07/03/00 (Collateralized by $1,120,000
U.S. Treasury Bonds, 8.5% Due 05/15/16, Market
Value $1,247,400)                                                    1,218,000                                    1,218,000

U.S. GOVERNMENT OBLIGATIONS: 4.17%
Federal Home Loan Bank (cost $16,394,096)                                                         16,394,096     16,394,096
                                                                  ------------   ------------   ------------   ------------
TOTAL SHORT-TERM INVESTMENTS                                         1,218,000                    16,394,096     17,612,096
                                                                  ------------   ------------   ------------   ------------
TOTAL INVESTMENTS IN SECURITIES (Cost $213,033,346,
$14,007,156, $127,013,354, $354,053,856)                  98.07%   252,969,858     14,777,222    117,946,540    385,693,620
OTHER ASSETS AND LIABILITIES - NET                         1.93%     1,524,101        364,563      5,718,171      7,606,835
                                                         ------   ------------   ------------   ------------   ------------
NET ASSETS                                               100.00%  $254,493,959   $ 15,141,785   $123,664,711   $393,300,455
                                                         ======   ============   ============   ============   ============

 @   Non-income producing security
 #   Illiquid security
 ADR American Depository Receipt
 GDR Global Depository Receipt

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 - BASIS OF COMBINATION:

     On November 2, 2000, the Boards of Pilgrim Emerging Countries Fund ("Emerging Countries Fund"), Pilgrim Emerging Markets Fund ("Emerging Markets Fund") and Pilgrim Worldwide Emerging Markets Fund ("Worldwide Emerging Markets Fund"), approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to approval by the shareholders of Emerging Markets Fund and Worldwide Emerging Markets Fund, Emerging Countries Fund will acquire all of the assets of the Emerging Markets Fund and Worldwide Emerging Markets Fund subject to the liabilities of such Funds, in exchange for a number of shares equal to the pro rata net assets of shares of the Emerging Countries Fund (the "Merger").

     The Merger will be accounted for as a tax free merger of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at June 30, 2000. The unaudited pro forma portfolio of investments and statement of assets and liabilities reflect the financial position of Emerging Countries Fund, Emerging Markets Fund and Worldwide Emerging Markets Fund at June 30, 2000. The unaudited pro forma statement of operations reflects the results of operations of Emerging Countries Fund, Emerging Markets Fund and Worldwide Emerging Markets Fund for the year ended June 30, 2000. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above for Emerging Countries Fund, Emerging Markets Fund and Worldwide Emerging Markets Fund under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of Emerging Countries Fund for pre-combination periods will not be restated.

     The unaudited pro forma portfolio of investments and unaudited statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

NOTE 2 - SECURITY VALUATION:

     Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. Dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's Custodian. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days are valued at cost, which, when combined with accrued interest, approximates market value.

NOTE 3 - FOREIGN CURRENCY TRANSACTIONS:

The books and records of the funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) Market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the day.

     (2) Purchases and sales of investment securities, income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from the changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from the investments. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of the comparable U.S. Government.

NOTE 4 - CAPITAL SHARES:

     The unaudited pro forma net asset value per share assumes additional shares of common stock issued in connection with the proposed acquisition of Emerging Markets Fund and Worldwide Emerging Markets Fund by Emerging Countries Fund as of June 30, 2000. The number of additional shares issued was calculated by dividing the net asset value of each class of Emerging Markets Fund and Worldwide Emerging Markets Fund by the respective class net asset value per share of Emerging Countries Fund.

NOTE 5 - UNAUDITED PRO FORMA ADJUSTMENTS:

     The accompanying unaudited pro forma financial statements reflect changes in fund shares as if the merger had taken place on June 30, 2000. Emerging Markets Fund and Worldwide Emerging Markets Fund expenses were adjusted assuming Emerging Countries Fund's fee structure was in effect for the year ended June 30, 2000.

NOTE 6 - MERGER COSTS:

     Merger costs are estimated at approximately $125,000 and are not included in the unaudited pro forma statement of operations since these costs are not reccurring. These costs represent the estimated expense of both Funds carrying out their obligations under the Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger. ING Pilgrim Investments, Investment Adviser to the Funds, will bear half the cost of the Reorganization. The Funds will bear the other half of the expenses relating to the proposed Reorganization.

NOTE 7 - FEDERAL INCOME TAXES:

     It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board of Directors intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

     Shown below are presentations of Annual Fund Operating Expenses on a PRO FORMA basis. The table PRO FORMA I presents annual fund operating expenses assuming that the reorganization with the Emerging Markets Value Fund is consummated, but not the reorganization with the Worldwide Emerging Markets Fund. The table PRO FORMA II presents annual fund operating expenses assuming that the reorganization with the Worldwide Emerging Markets Fund is consummated, but not the reorganization with the Emerging Markets Value Fund. The table PRO FORMA III presents annual fund operating expenses assuming that the reorganizations with both the Emerging Markets Value Fund and the Worldwide Emerging Markets Fund are consummated. PRO FORMA tables I and II are presented in case one of the reorganizations is not consummated, which could occur if the reorganization is cancelled or because shareholders do not approve it. These abbreviated PRO FORMA presentations are presented, and not full PRO FORMA presentations of financial statements, because the latter are not practicable and may be of limited utility.

PRO FORMA I: Proposed Reorganization of Emerging Markets Value Fund into Emerging Countries Fund (assumes reorganization of Worldwide Emerging Markets Fund does not occur) (1)

                                           Distribution
                                          and Shareholder             Total Fund
                             Management  Servicing (12b-1)   Other     Operating   Fee Waiver    Net Fund
                                Fees          Fees (2)      Expenses   Expenses   by Adviser(3)  Expenses
                             ----------  -----------------  --------   --------   -------------  --------
Class A
Emerging Markets Value Fund     1.00%          0.30%          0.85%      2.15%        0.00%        2.15%
Emerging Countries Fund         1.25%          0.35%          0.68%      2.28%       -0.15%        2.13%
Pro Forma                       1.25%          0.35%          0.60%      2.20%       -0.07%        2.13%

Class B
Emerging Markets Value Fund     1.00%          1.00%          0.85%      2.85%        0.00%        2.85%
Emerging Countries Fund         1.25%          1.00%          0.68%      2.93%       -0.15%        2.78%
Pro Forma                       1.25%          1.00%          0.60%      2.85%       -0.07%        2.78%

Class C
Emerging Markets Value Fund     1.00%          1.00%          0.85%      2.85%        0.00%        2.85%
Emerging Countries Fund         1.25%          1.00%          0.68%      2.93%       -0.15%        2.78%
Pro Forma                       1.25%          1.00%          0.60%      2.85%       -0.07%        2.78%

----------
(1) The fiscal year end for the Disappearing Fund is October 31. The fiscal year end for the Emerging Countries Fund is June 30. Expenses of the Funds are estimated based upon expenses incurred by each Fund for the 12 month period ended June 30, 2000. Pro forma expenses are adjusted for anticipated contractual changes.
(2) As a result of distribution (Rule 12b-1) fees, a long term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc.
(3) ING Pilgrim Investments has entered into an expense limitation agreement with Emerging Countries Fund under which it will limit expenses of the Fund(excluding interest, taxes, brokerage and extraordinary expenses) to 2.25%, 2.90% and 2.90% for Classes A, B and C, respectively. ING Pilgrim Investments has agreed that the expense limitations shown in the table will apply to Pilgrim Emerging Countries Fund until October 31, 2001. The Emerging Markets Value Fund is not subject to an expense limitation agreement.

PRO FORMA II: Proposed Reorganization of Worldwide Emerging Markets Fund into Emerging Countries Fund (assumes reorganization of Emerging Markets Value Fund does not occur) (1)

                                                Distribution
                                               and Shareholder              Total Fund
                                 Management   Servicing (12b-1)    Other     Operating   Fee Waiver    Net Fund
                                    Fees           Fees (2)       Expenses   Expenses   by Adviser(3)  Expenses
                                 ----------   -----------------   --------   --------   -------------  --------
Class A
Worldwide Emerging Markets Fund     1.00%           0.25%           0.62%      1.87%        0.00%        1.87%
Emerging Countries Fund             1.25%           0.35%           0.68%      2.28%       -0.15%        2.13%
Pro Forma                           1.25%           0.35%           0.60%      2.20%       -0.07%        2.13%

----------
(1) The fiscal year end for the Disappearing Fund is December 31. The fiscal year end for the Emerging Countries Fund is June 30. Expenses of the Funds and Pro forma expenses are estimated based upon expenses incurred by each Fund for the twelve month period ended June 30, 2000. The expenses for Worldwide Emerging Markets Fund have been adjusted for current contractual operating expenses which began when ING Pilgrim Investments became the adviser to the Fund effective July 26, 2000. Pro forma results are adjusted for anticipated contractual changes.
(2) As a result of distribution (Rule 12b-1) fees, a long term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc.
(3) ING Pilgrim Investments has entered into an expense limitation agreement with Emerging Countries Fund under which it will limit expenses of the Fund(excluding interest, taxes, brokerage and extraordinary expenses) to 2.25%, 2.90% and 2.90% for Classes A, B and C, respectively. ING Pilgrim Investments has agreed that the expense limitations shown in the table will apply to Pilgrim Emerging Countries Fund until October 31, 2001. ING Pilgrim Investments has an expense limitation agreement with Worldwide Emerging Markets Fund that limits expenses of Class A shares to 2.75%. The expense limitation applies until July 26, 2002.

PROFORMA III: Proposed Reorganization of Emerging Markets Value Fund and Worldwide Emerging Markets Fund into Emerging Countries Fund.

                                                Distribution
                                               and Shareholder             Total Fund
                                 Management   Servicing (12b-1)    Other    Operating    Fee Waiver    Net Fund
                                   Fees            Fees (2)       Expenses   Expenses   by Adviser(3)  Expenses
                                 ----------   -----------------   --------   --------   -------------  --------
Class A
Emerging Markets Value Fund         1.00%           0.30%           0.85%      2.15%         0.00%       2.15%
Worldwide Emerging Markets Fund     1.00%           0.25%           0.62%      1.87%         0.00%       1.87%
Emerging Countries Fund             1.25%           0.35%           0.68%      2.28%        -0.15%       2.13%
Pro Forma                           1.25%           0.35%           0.60%      2.20%        -0.07%       2.13%

Class B
Emerging Markets Value Fund         1.00%           1.00%           0.85%      2.85%         0.00%       2.85%
Worldwide Emerging Markets Fund      N/A             N/A             N/A        N/A           N/A         N/A
Emerging Countries Fund             1.25%           1.00%           0.68%      2.93%        -0.15%       2.78%
Pro Forma                           1.25%           1.00%           0.60%      2.85%        -0.07%       2.78%

Class C
Emerging Markets Value Fund         1.00%           1.00%           0.85%      2.85%         0.00%       2.85%
Worldwide Emerging Markets Fund      N/A             N/A             N/A        N/A           N/A         N/A
Emerging Countries Fund             1.25%           1.00%           0.68%      2.93%        -0.15%       2.78%
Pro Forma                           1.25%           1.00%           0.60%      2.85%        -0.07%       2.78%

----------
(1) The Emerging Countries Fund's, the Emerging Markets Value Fund's and the Worldwide Emerging Markets Fund's fiscal years end are June 30, October 31 and December 31, respectively. Expenses of the Funds and Pro forma expenses are estimated based upon expenses incurred by each Fund for the twelve month period ended June 30, 2000. The expenses for Worldwide Emerging Markets Fund have been adjusted for current contractual operating expenses which began when ING Pilgrim Investments became adviser to the Fund effective July 26, 2000. Pro forma results are adjusted for anticipated contractual changes.
(2) As a result of distribution (Rule 12b-1) fees, a long term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc.
(3) ING Pilgrim Investments has entered into an expense limitation agreement with Emerging Countries Fund under which it will limit expenses of the Fund(excluding interest, taxes, brokerage and extraordinary expenses) to 2.25%, 2.90% and 2.90% for Classes A, B and C, respectively. ING Pilgrim Investments has agreed that the expense limitations shown in the table will apply to Pilgrim Emerging Countries Fund until October 31, 2001. ING Pilgrim Investments has an expense limitation agreement with Worldwide Emerging Markets Fund that limits expenses of Class A shares to 2.75%. The expense limitation applies until July 26, 2002. The Emerging Markets Value Fund is not subject to an expense limitation agreement.

                                     PART C
                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

     Article 5.2 of the Amended and Restated Declaration of Trust provides for the indemnification of Registrant's trustees, officers, employees and agents against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office ("disabling conduct").

     Section 8 of Registrant's Administration Agreement provides for the indemnification of Registrant's Administrator against all liabilities incurred by it in performing its obligations under the agreement, except with respect to matters involving its disabling conduct. Section 9 of Registrant's Distribution Agreement provides for the indemnification of Registrant's Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its disabling conduct.
Section 4 of the Shareholder Service Agreement provides for the indemnification of Registrant's Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its disabling conduct.

     Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

(1) (A) Form of Certificate of Trust of Registrant - Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference
     (B) Form of Certificate of Amendment of Certificate of Trust - Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference
     (C) Form of Amended and Restated Declaration of Trust - Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference

     (D) Form of Establishment of Additional Series - Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference
     (E) Form of Establishment of Additional Series- Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference
     (F) Form of Amendment No. 2 to Amended and Restated Declaration of Trust - Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference
     (G) Form of Amendment No. 3 to Amended and Restated Declaration of Trust - Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference
     (H) Form of Amendment No. 4 to Amended and Restated Declaration of Trust - Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference
     (I) Form of Amendment No. 5 to Amended and Restated Declaration of Trust - Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference
     (J) Form of Amendment No. 6 to Amended and Restated Declaration of Trust - Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference
     (K) Form of Amendment No. 7 to Amended and Restated Declaration of Trust - Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference
     (L) Form of Amendment No. 8 to Amended and Restated Declaration of Trust - Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference
     (M) Form of Amendment No. 9 to Amended and Restated Declaration of Trust - Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference
     (N)  Form of Amendment No. 10 to Amended and Restated Declaration of Trust
          - Filed as an exhibit to Post-Effective Amendment No. 29 to Registrant's Form N-1A Registration Statement on May 3, 1996 and incorporated herein by reference
     (O)  Form of Amendment No. 11 to Amended and Restated Declaration of Trust
          - Filed as an exhibit to Post-Effective Amendment No. 38 to Registrants Form N-1A Registration Statement of January 3, 1997 and incorporated herein by reference
     (P)  Form of Amendment No. 12 to Amended and Restated Declaration of Trust
          - Filed as an exhibit to Post-Effective Amendment No. 38 to Registrants Form N-1A Registration Statement of January 3, 1997 and incorporated herein by reference
     (Q)  Form of Amendment No. 13 to Amended and Restated Declaration of Trust
          - Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference

     (R)  Form of Amendment No. 14 to Amended and Restated Declaration of Trust
          - Filed as an exhibit to Post-Effective Amendment No. 40 to Registrants form N-1A Registration Statement on May 2, 1997 and incorporated herein by reference
     (S)  Form of Amendment No. 15 to Amended and Restated Declaration of Trust
          - Filed as an exhibit to Post-Effective Amendment No. 43 to Registrant's Form N-1A Registration Statement on July 14, 1997 and incorporated herein by reference
     (T)  Form of Amendment No. 16 to Amended and Restated Declaration of Trust
          - Filed as an exhibit to Post-Effective Amendment No. 48 to Registrant's Form N-1A Registration Statement on December 15, 1997 and incorporated herein by reference
     (U)  Form of Amendment No. 17 to Amended and Restated Declaration of Trust
          - Filed as an exhibit to Post-Effective Amendment No. 48 to Registrant's Form N-1A Registration Statement on December 15, 1997 and incorporated herein by reference
     (V)  Form of Amendment No. 18 to Amended and Restated Declaration of Trust
          - Filed as an exhibit to Post-Effective Amendment No. 48 to Registrant's Form N-1A Registration Statement on December 15, 1997 and incorporated herein by reference
     (W)  Form of Amendment No. 19 to Amended and Restated Declaration of Trust
          - Filed as an exhibit to Post-Effective Amendment No. 63 to Registrant's Form N-1A Registration Statement on July 21, 1998 and incorporated herein by reference.
     (X)  Form of Amendment No. 20 to Amended and Restated Declaration of Trust
          - Filed as an exhibit to Post-Effective Amendment No. 63 to Registrant's Form N-1A Registration Statement on July 21, 1998 and incorporated herein by reference
     (Y)  Form of Amendment No. 21 to Amended and Restated Declaration of Trust
          - Filed as an exhibit to Post-Effective Amendment No. 66 to Registrant's Form N-1A Registration Statement on August 14, 1998 and incorporated herein by reference
     (Z) Form of Certificate of Amendment to Certificate of Trust - Filed as an exhibit to Post-Effective Amendment No. 67 to the Registrant's Form N-1A Registration Statement on March 25, 1999 and incorporated herein by reference
     (AA) Form of Amendment No. 22 to Amended and Restated Declaration of Trust
          - Filed as an exhibit to Post-Effective Amendment No. 67 to the Registrant's Form N-1A Registration Statement on March 25, 1999 and incorporated herein by reference
     (BB) Form of Amendment No. 23 to Amended and Restated Declaration of Trust
          - Filed as an exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference
     (CC) Form of Amendment No. 24 to Amended and Restated Declaration of Trust
          - Filed as an exhibit to Post-Effective Amendment No. 75 to the Registrant's Form N-1A Registration Statement on January 4, 2000 and incorporated herein by reference

(2) (A) Form of Amended Bylaws of Registrant - Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference
     (B) Form of Amendment to Section 2.5 of Bylaws of Registrant - Filed as an exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference

(3)  Not Applicable

(4) (A) Form of Agreement and Plan of Reorganization between Pilgrim Mutual Funds on behalf of Pilgrim Emerging Countries Fund, and Pilgrim Mayflower Trust on behalf of Pilgrim Emerging Markets Value Fund
     (B) Form of Agreement and Plan of Reorganization between Pilgrim Mutual Funds on behalf of Pilgrim Emerging Countries Fund, and Worldwide Emerging Markets Fund, Inc., on behalf of Pilgrim Worldwide Emerging Markets Fund

(5)  See Exhibits 1 and 2

(6) Form of Investment Management Agreement between the Registrant and Pilgrim Investments, Inc.- Filed as an exhibit to Post-Effective Amendment No. 80 to the Registrant's Form N-1A Registration Statement on November 1, 2000 and incorporated herein by reference

(7)  Form of Underwriting Agreement between Registrant and Pilgrim Securities,
     Inc

(8)  Not Applicable

(9) (A) Form of Custodian Agreement between Registrant and Brown Brothers Harriman & Co. dated as of June 1, 1998. - Filed as an exhibit to Post-Effective Amendment No. 66 to Registrant's Form N-1A Registration Statement on August 14, 1998 and incorporated herein by reference
     (B) Form of Amendment to Custodian Agreement between Registrant and Brown Brothers Harriman & Co. - Filed as an exhibit to Post-Effective Amendment No. 66 to Registrant's Form N-1A Registration Statement on August 14, 1998 and incorporated herein by reference
     (C) Form of Foreign Custody Manager Delegation Agreement between Registrant and Brown Brothers Harriman & Co. dated as of June 1, 1998
          - Filed as an exhibit to Post-Effective Amendment No. 66 to Registrant's Form N-1A Registration Statement on August 14, 1998 and incorporated herein by reference
     (D) Form of Novation Agreement to Custody Agreement with Brown Brothers Harriman & Co. - Filed as an exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference
     (E) Form of Appendix C to Custody Agreement with Brown Brothers Harriman & Co. - Filed as an exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference
     (F) Form of Novation Agreement to Foreign Custody Manager Delegation Agreement with Brown Brothers Harriman & Co. - Filed as an exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference
     (G) Form of Appendix C to Foreign Custody Manager Delegation Agreement with Brown Brothers Harriman & Co. - Filed as an exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference
     (H) Form of Custodian Agreement with Investors Fiduciary Trust Company - Filed as an exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference

(10) (A)  Form of Amended and Restated Service and Distribution Plan for Class A
          - Filed as an exhibit to Post-Effective Amendment No. 67 to the Registrant's Form N-1A Registration Statement on March 25, 1999 and incorporated herein by reference
     (B)  Form of Amended and Restated Service and Distribution Plan for Class B
          - Filed as an exhibit to Post-Effective Amendment No. 67 to the Registrant's Form N-1A Registration Statement on March 25, 1999 and incorporated herein by reference

     (C)  Form of Amended and Restated Service and Distribution Plan for Class C
          - Filed as an exhibit to Post-Effective Amendment No. 67 to the Registrant's Form N-1A Registration Statement on March 25, 1999 and incorporated herein by reference
     (D) Form of Amended and Restated Service Plan for Class Q - Filed as an exhibit to Post-Effective Amendment No. 67 to the Registrant's Form N-1A Registration Statement on March 25, 1999 and incorporated herein by reference
     (E) Form of Amendment to Amended and Restated Service and Distribution Plan for Class B - Filed as an exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference
     (F) Form of Amendment to Amended and Restated Service and Distribution Plan for Class C - Filed as an exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference
     (G) Form of Amendment to Amended and Restated Service and Distribution Plan for Class A - Filed as an exhibit to Post-Effective Amendment No. 73 to the Registrant's Form N-1A Registration Statement on October 29, 1999 and incorporated herein by reference
     (H) Form of Amendment to Amended and Restated Service and Distribution Plan for Class T - Filed as an exhibit to Post-Effective Amendment No. 74 to the Registrant's Form N-1A Registration Statement on November 5, 1999 and incorporated herein by reference
     (I) Form of Multiple Class Plan Pursuant to Rule 18f-3 - Filed as an exhibit to Post-Effective Amendment No. 74 to the Registrant's Form N-1A Registration Statement on November 5, 1999 and incorporated herein by reference

(11) Form of Opinion and Consent of Dechert

(12) (A) Form of Opinion and Consent of Dechert supporting tax matters and consequences regarding Reorganization of Pilgrim Emerging Markets Value Fund into Pilgrim Emerging Countries Fund
     (B) Form of Opinion and Consent of Dechert supporting tax matters and consequences regarding Reorganization of Pilgrim Worldwide Emerging Markets Fund into Pilgrim Emerging Countries Fund

(13) (A) Form of Administration Agreement - Filed as an exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference
     (B) Form of Agency Agreement - Filed as an exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference
     (C) Form of Shareholder Service Agreement - Filed as an exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference
     (D) Form of Expense Limitation Agreement - Filed as an exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference

     (E) Form of Recordkeeping Agreement - Filed as an exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference
     (F) Form of Expense Limitation Agreement pertaining to Money Market Fund - Filed as an exhibit to Post-Effective Amendment No. 71 to the Registrant's Form N-1A Registration Statement on July 1, 1999 and incorporated herein by reference
     (G) Form of Agreement among Reserve Institutional Trust; Reserve Management Company, Inc.; Reserve Partners, Inc.; Pilgrim Mutual Funds; Pilgrim Investments, Inc. with Pilgrim Securities, Inc. - Filed as an exhibit to Post-Effective Amendment No. 71 to the Registrant's Form N-1A Registration Statement on July 1, 1999 and incorporated herein by reference
     (H) Form of Amended and Restated Expense Limitation Agreement - Filed as an exhibit to Post-Effective Amendment No. 75 to the Registrant's Form N-1A Registration Statement on January 4, 2000 and incorporated herein by reference

(14) (A)  Consent of KPMG LLP, Independent Auditors

     (B)  Consent of PricewaterhouseCoopers LLP, Independent Auditors

(15) Not Applicable

(16) Filed herewith

(17) Not Applicable

ITEM 17. UNDERTAKINGS

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act [17 CFR 230.145(c)], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and State of Arizona on the 4th of December, 2000.

                              PILGRIM MUTUAL FUNDS


                              By: /s/ James M. Hennessy
                                  ----------------------------
                                  James M. Hennessy
                                  Senior Executive Vice President & Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         Signature                     Title                        Date
         ---------                     -----                        ----

/s/ John G. Turner              Trustee and Chairman          December 4,  2000
------------------------------
John G. Turner*


/s/ Robert W. Stallings         Trustee and President         December 4,  2000
------------------------------  (Chief Executive Officer)
Robert W. Stallings*


/s/ Michael J. Roland           Senior Vice President and     December 4,  2000
------------------------------  Principal Financial Officer
Michael J. Roland*


/s/ Al Burton                   Trustee                       December 4,  2000
------------------------------
Al Burton*


/s/ Paul S. Doherty             Trustee                       December 4,  2000
------------------------------
Paul S. Doherty*


/s/ Robert B. Goode             Trustee                       December 4,  2000
------------------------------
Robert B. Goode*

/s/ Alan L. Gosule              Trustee                       December 4,  2000
------------------------------
Alan L. Gosule*


/s/ Walter H. May               Trustee                       December 4,  2000
------------------------------
Walter H. May*


/s/ Jock Patton                 Trustee                       December 4,  2000
------------------------------
Jock Patton*


/s/ David W.C. Putnam           Trustee                       December 4,  2000
------------------------------
David W.C. Putnam*


/s/ John R. Smith               Trustee                       December 4,  2000
------------------------------
John R. Smith*


/s/ David W. Wallace            Trustee                       December 4,  2000
------------------------------
David W. Wallace*



*  By:  /s/ James M. Hennessy
        ---------------------------------
        James M. Hennessy
        Attorney-in-Fact**

** Executed pursuant to powers of attorney filed herewith.

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert W. Stallings, James M. Hennessy, Jeffrey S. Puretz and Karen L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N-14 applicable to Pilgrim Mutual Funds and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  November 10, 2000


/s/ John G. Turner                                 /s/ Alan L. Gosule
-----------------------------                      -----------------------------
John G. Turner                                     Alan L. Gosule


/s/ Robert W. Stallings                            /s/ Walter H. May
-----------------------------                      -----------------------------
Robert W. Stallings                                Walter H. May


/s/ Al Burton                                      /s/ Jock Patton
-----------------------------                      -----------------------------
Al Burton                                          Jock Patton


/s/ Paul S. Doherty                                /s/ David W.C. Putnam
-----------------------------                      -----------------------------
Paul S. Doherty                                    David W.C. Putnam


/s/ Robert B. Goode                                /s/ John R. Smith
-----------------------------                      -----------------------------
Robert B. Goode                                    John R. Smith


/s/ David W. Wallace
-----------------------------
David W. Wallace

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert W. Stallings, James M. Hennessy, Jeffrey S. Puretz and Karen L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N-14 applicable to Pilgrim Mutual Funds and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  November 14, 2000                     /s/ Michael J. Roland
                                              -----------------------------
                                              Michael J. Roland

                                  EXHIBIT INDEX


(4) (A) Form of Agreement and Plan of Reorganization between Pilgrim Mayflower Trust, on behalf of Pilgrim Emerging Markets Value Fund, and Pilgrim Mutual Funds, on behalf of Pilgrim Emerging Countries Fund

    (B) Form of Agreement and Plan of Reorganization between Pilgrim Worldwide Emerging Markets Fund, Inc., on behalf of Pilgrim Worldwide Emerging Markets Fund, and Pilgrim Mutual Funds, on behalf of Pilgrim Emerging Countries Fund

(7)       Form of Underwriting Agreement between Registrant and Pilgrim
          Securities, Inc

(11)      Form of Opinion and Consent of Dechert

(12)(A) Form of Opinion and Consent of Dechert supporting tax matters and consequences regarding Reorganization of Pilgrim Emerging Markets Value Fund into Pilgrim Emerging Countries Fund

    (B) Form of Opinion and Consent of Dechert supporting tax matters and consequences regarding Reorganization of Pilgrim Worldwide Emerging Markets Fund into Pilgrim Emerging Countries Fund

(14)(A)   Consent of KPMG LLP, Independent Auditors

    (B)   Consent of PricewaterhouseCoopers LLP, Independent Auditors

                       PILGRIM EMERGING MARKETS VALUE FUND

        PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON ________ ___, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoint(s) Robert W. Stallings and James M. Hennessy or any one or more of them, proxies, with full power of substitution, to vote all shares of the Pilgrim Emerging Markets Value Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258 on ________ ___, 2001s at ______ a.m., local time, and at any adjournment thereof.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Please indicate your vote by an "x" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Pilgrim Emerging Markets Value Fund by Pilgrim Emerging Countries Fund in exchange for shares of common stock of Pilgrim Emerging Countries Fund and the assumption by Pilgrim Emerging Countries Fund of all of the liabilities of Pilgrim Emerging Markets Value Fund.

For [ ]                         Against [ ]                          Abstain [ ]

This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.


__________________________________________    __________________________
Signature                                     Date
__________________________________________    __________________________
Signature (if held jointly)                   Date

                     PILGRIM WORLDWIDE EMERGING MARKETS FUND

        PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON ___________, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoint(s) Robert W. Stallings and James M. Hennessy or any one or more of them, proxies, with full power of substitution, to vote all shares of the Pilgrim Worldwide Emerging Markets Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258 on ________ ___, 2001 at ______ a.m., local time, and at any adjournment thereof.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Please indicate your vote by an "x" in the appropriate box below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Pilgrim Worldwide Emerging Markets Fund by Pilgrim Emerging Countries Fund in exchange for shares of common stock of Pilgrim Emerging Countries Fund and the assumption by Pilgrim Emerging Countries Fund of all of the liabilities of Pilgrim Worldwide Emerging Markets Fund.

For [ ]                         Against [ ]                          Abstain [ ]

This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.


__________________________________________    __________________________
Signature                                     Date
__________________________________________    __________________________
Signature (if held jointly)                   Date